Exhibit 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Biological Service Agreement

THIS BIOLOGICAL SERVICE AGREEMENT (the “Agreement”) is made this 27 day of January 2004 between:

(1)                                  AVECIA LIMITED, acting through its Avecia Biotechnology business of Hexagon House, Blackley, Manchester, M9 8ZS, England (“Avecia”); and

(2)                                  STRESSGEN DEVELOPMENT CORPORATION, a Barbados Corporation with headquarters at Whitepark House, White Park Road, PO Box 806E, Bridgetown, Barbados (“Stressgen”).

WHEREAS

A                                      Avecia has experience and knowledge with regard to process development and manufacture of recombinant proteins.

B                                        Stressgen is carrying out research and development in relation to HspE7 (as defined below) with a view to conducting clinical trials and commercial launch of a new drug.

C                                        Stressgen wishes Avecia to carry out a programme for development of commercial process, GMP manufacture of phase III clinical supply of API (as defined below), validation of the process at scale and ancillary activities necessary to support [* *].

D                                       The Programme (as defined below) was commenced under the Purchase Order (as defined below) and it is intended that it shall be further carried out and completed under the terms of this Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1                                         Definitions:

1.1                                 In this Agreement the following expressions shall have the following meanings:

Affiliate

any corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with Avecia or Stressgen, where “control” means the legal power to direct or cause the direction of the general management and policies of such entity whether through the ownership of at least 50% of voting securities or capital stock of such business entity or any other comparable equity or ownership interest with respect to a business entity other than a corporation.

Active Pharmaceutical Ingredient (API)

any substance or mixture of substances intended to be used in the manufacture of a drug (medicinal) product and that, when used in the production of a drug, becomes an active ingredient of such drug product (see 21CFR 210.3(b)(7) and ICH QA7).  In this document, API refers to the active ingredient for HspE7 drug product, manufactured in compliance with GMP and ready for processing into clinical trials supplies or commercial products.

Avecia Default

failure by Avecia to use reasonable commercial endeavours to progress the Programme (as defined below).  For the avoidance of doubt, a failure which results from discovery of a technical factor which affects the Process or production of the API which

[*] = Confidential Treatment Request(ed).

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was not known and could not reasonably have been known at the commencement of the Programme shall not be considered to be an Avecia Default.

Background Intellectual Property	any Intellectual Property owned by or in the possession of a party (and to which that party has the necessary rights):

(a) at the date of this Agreement; or

(b)           thereafter either (i) acquired independently of the Programme or (ii) Intellectual Property developed independently of the Programme by any employee of that party without reference to any of the Confidential Information disclosed by the other party.

BLA	a Biological License Application for marketing approval filed in the United States.

Cell Banks

the master cell bank and the working cell bank provided by Stressgen to Avecia pursuant to the Material Transfer Agreement dated January 9, 2004, a copy of which is attached as Schedule 1, and any additional working cell banks produced by Avecia during the Programme.

Cancellation Fee	a sum calculated in accordance with Schedule 2.

Commencement Date	January 5, 2004.

Completion	completion of the Programme as defined in the Scope Statement.

Confidential Information

any technical or commercial information relating to the Programme and any other information of a confidential nature disclosed (whether disclosed in writing, verbally, by way of sample or by any other means and whether directly or indirectly) by either party (“the Disclosing Party”) to the other (“the Receiving Party”), including and without limitation any information relating to the Disclosing Party’s business affairs.

Confidentiality Agreement	the confidentiality agreement entered into between Stressgen Biotechnologies, Inc. (covering corporate affiliates including Stressgen) and Avecia dated July 18, 2002.

Defective API

a quantity of the API which (i) has not been manufactured in accordance with GMP and any other Regulatory Standards, if required pursuant to the Scope Statement, or (ii) in any case, API which does not comply with the Specifications.

Force Majeure

any cause beyond the reasonable control of the party in question which for the avoidance of doubt and without prejudice to the generality of the foregoing shall include governmental actions, war, riots, terrorism, civil commotion, fire, flood, epidemic, labour disputes (excluding labour disputes involving the work force or any part thereof of the party in question), restraints or delays affecting shipping or carriers, inability or delay in obtaining

[*] = Confidential Treatment Request(ed).

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supplies of adequate or suitable materials, currency restrictions, and act of God.

GMP

current good manufacturing practice and standards as provided for (and as amended from time to time) in European Community Directive 91/356/EEC (Principles and guidelines of good manufacturing practice for medicinal products) and in the Current Good Manufacturing Practice Regulations to the US Code of Federal Regulations Title 21 (21 CFR 210 and 21 CFR 211) in relation to the production of pharmaceutical intermediates and active pharmaceutical ingredients, as interpreted by ICH Harmonised Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients, Q7A and subject to any arrangements, additions or clarifications agreed from time to time between the parties in the QA Agreement.

HspE7

the trivial name for SGN-00101 (CAS# 295371-00-5), the fusion protein consisting of the [* *]  heat shock protein of Mycobacterium bovis var. BCG (Hsp65) coupled [* *] to the E7 protein of the HPV type 16.

Intellectual Property	all know-how, inventions, discoveries, devices, data, patents, designs, copyrights, or other industrial or intellectual property and all applications therefor.

Latent Defect

a defect in the API delivered to Stressgen by Avecia, the existence of which was not reasonably capable of discovery at the point of acceptance and which indicates that such API was not manufactured in accordance with GMP and any other Regulatory Standards, if required pursuant to the Scope Statement.

New Intellectual Property	Intellectual Property that is made, conceived or reduced to practice during and as a direct result of the Programme.

Nominated Manufacturer	any manufacturer other than Avecia, nominated by or partnered with Stressgen to carry out manufacture of HspE7.

Process	The process for manufacture of the API.

Programme	the activities and deliverables described in the Scope Statement (as defined below) and the QA Agreement.

Programme Amendment Order	means a document in the form set out in Schedule 3 detailing changes to the Programme agreed and signed by both parties.

Programme Management Plan

the document that contains the terms and conditions by which the Programme will be managed.  The Programme Management Plan is attached as Schedule 4 hereto and hereby incorporated into this Agreement by reference.  The Parties may modify or amend the Programme Management Plan by execution of a Programme Amendment Order.

[*] = Confidential Treatment Request(ed).

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Programme Timeline	The estimated timeline for the conduct of the Programme, attached as Schedule 5. The Parties may modify or amend the Programme Timeline by execution of a Programme Amendment Order.

Project Steering Committee or PSC	the steering committee established pursuant to Clause 2.4, with each party having an equal say, regardless of the number of members such party has in the committee.

Purchase Order	Stressgen’s purchase order number PAD0071 dated December 19, 2003, a copy of which is attached as Schedule 6.

QA Agreement

the document agreed by the parties setting out: (i) the mutually agreed quality standards applicable for the manufacture of the API; and (ii) the roles and responsibilities of each party’s personnel in relation to quality assurance matters, a copy of which is attached as Schedule 7.

Regulatory Standards

any standards of any governmental authority, whether within or outside the United Kingdom, that are agreed by the PSC or as set forth in the QA Agreement to apply to Avecia’s facilities or Avecia’s production, storage or handling of the API.

Release

certification by Avecia that the API has been manufactured in accordance with GMP and that the API conforms to the Specifications based on the results of all API tests as per the QA Agreement, as evidenced by Avecia’s issuance of signed certificates of analysis and of compliance with GMP.

Scope Statement	the document attached as Schedule 8 that describes in detail the work to be conducted and the deliverables to be provided by Avecia in connection with the Programme.

Specifications	with respect to the API, the specifications to be agreed by the parties in accordance with the QA Agreement.

Third Party	any person other than the parties or their respective Affiliates.

1.2                                 Any reference to “day” or “days” means any day other than a Saturday, Sunday or Bank Holiday in the United Kingdom.

2              Performance of the Programme

2.1                                 QA Agreement.  Avecia will carry out the work as detailed in the Programme in accordance with the terms of the QA Agreement.  In order for Avecia to carry out the Programme, each party shall fulfil its responsibilities as set out in the QA Agreement.

2.2                                 Programme Details.  Avecia shall use reasonable commercial endeavours to carry out the Programme in accordance with the Scope Statement, the QA Agreement, the Programme Management Plan and the Programme Timeline.

2.3                                 Conduct of the Programme.  Avecia will assemble and maintain a project team dedicated to the Programme having members with appropriate training and expertise in order to

[*] = Confidential Treatment Request(ed).

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apply a sufficient full time equivalent (FTE) commitment to the conduct of the Programme as required under this Agreement.  For the avoidance of doubt, it shall not be considered a breach of this Agreement by Avecia if an objective of the Programme is not achieved:

(a)                                  so long as Avecia uses reasonable commercial endeavours to perform its obligations; or

(b)                                 due to delay caused or contributed to substantially by Stressgen.

The parties acknowledge that, having regard to the fact that the work to be performed hereunder is [* *].

2.4                                 Information Exchange and Programme Management.  The parties shall conduct regular information exchanges in a manner set forth in the Programme Management Plan to enable ongoing review of the Programme and its continuation.  Pursuant to the Programme Management Plan, the parties will establish a Project Team composed of members appointed by each Party, which will have day-to-day responsibility for the technical design and supervision of Programme activities (including the production of deliverables), and communication and management related to the Programme.  Project Team meetings must be attended by representatives from each party having sufficient decision-making authority with respect to the issues to be agreed upon or resolved by the Project Team.  The parties will also establish a Project Steering Committee having the responsibility and authority to discuss and resolve large, overarching questions or issues pertaining to the Programme; to amend Programme Timelines where appropriate; to authorize the completion of milestones, and to monitor the progress of the Programme, discuss future plans, and the relationship between the parties.

2.5                                 Programme Amendment Orders.  The parties may agree to vary the Programme or sums to be paid under Clause 3, provided that such variation is made in writing in a Programme Amendment Order.  The parties recognise that, in the event that:

(a)                                  Stressgen requires Avecia to carry out additional or different work to that specified in the Scope Statement; or

(b)                                 Stressgen requires additional quantities of API or HspE7; or

(c)                                  the outcome of any element of the Programme in reality differs from the assumptions at the Commencement Date as set out in section 4 of the Scope Statement,

the work carried out under the Programme will require changes which may cause an increase in the payments set out in Clause 3 below.  The PSC shall have authority to execute Programme Amendment Orders having a value of up to US$1,000,000 calculated at the US$/£ exchange rate current at the date of such execution.  Above this threshold, the PSC shall make recommendations relating to the execution of such Programme Amendment Orders to the parties.

2.6                                 Technical Assistance.  During the Programme, Avecia will provide assistance to Stressgen in respect of Stressgen’s regulatory filing activities for HspE7 and the Process as indicated in the Scope Statement and the QA Agreement, and after Completion, Avecia will offer reasonable assistance to Stressgen with regard to the same, subject to payment by Stressgen of Avecia’s reasonable expenses.

2.7                                 Delay Due to Avecia Default.  In the event that Avecia is not able to carry out any manufacturing run identified to be GMP-compliant in the Scope Statement in accordance

[*] = Confidential Treatment Request(ed).

5

with the Programme Timeline as a result of an Avecia Default, then the following provisions shall apply:

(a)                                  Avecia shall notify Stressgen as soon as it believes that it will not be able to carry out such GMP manufacturing run in accordance with the then-current Programme Timeline.

(b)                                 If Stressgen still wishes Avecia to carry out such GMP manufacturing run, Avecia shall use its best commercial endeavours to carry out or complete such GMP manufacturing run as soon as reasonably practicable and at no extra cost to Stressgen.

(c)                                  If Stressgen does not wish Avecia to carry out or complete such GMP manufacturing run, Stressgen shall be entitled to terminate this Agreement and the provisions of Clause 9.1(e) shall apply.

2.8                                 Delay Due to Stressgen Option.  Stressgen shall have an option to delay the commencement of the initiation of any manufacturing run [* *] for a period of time up to [* *].  In the event that Stressgen decides to exercise such option, the following provisions shall apply:

(a)                                  Stressgen shall give written notice to Avecia of its intention to delay the commencement of any such [* *] manufacturing run setting out the estimated length of the delay.

(b)                                 Stressgen shall pay to Avecia the Cancellation Fee.

(c)                                  The parties shall meet to discuss availability of Avecia’s manufacturing facility for the delayed [* *] manufacturing run and the amount payable by Stressgen to Avecia in respect of such later commencement of such [* *] manufacturing run.

(d)                                 Avecia shall not be obliged to carry out the delayed [* *] manufacturing run until [* *], but will use reasonable efforts to reschedule the availability of its facility and appropriate personnel.

2.9                                 Commercial Supply Terms.  At any time following the initiation of the first [* *] manufacturing run for API, at Stressgen’s request, the parties will meet to negotiate in good faith the terms and conditions of a commercial supply arrangement for the supply of API by Avecia to Stressgen following the satisfactory completion of the Programme.

3              Payments

3.1                                 Payment Schedule.

(a)                                  In consideration of Avecia carrying out the technical consultancy research and development activities pursuant to the Programme, Stressgen shall pay to Avecia such amounts, at such times as are specified in the Scope Statement and payment schedule attached as Schedule 9 in respect thereof.

(b)                                 in consideration of Avecia carrying out the sale of the API to Stressgen, Stessgen shall pay to Avecia such amounts, at such times as are specified in the Scope Statement and payment schedule attached as Schedule 9 in respect thereof.

3.2                                 Excluded Items.  The sums set out in Schedule 9 do not include:

[*] = Confidential Treatment Request(ed).

6

(a)                                  any costs for [* *]; or

(b)                                 costs actually incurred by Avecia for [* *] involved in the non GMP and GMP production; or

(c)                                  costs actually incurred by Avecia associated with [* *].

Avecia shall obtain Stressgen’s approval in writing prior to incurring such costs in Clause 3.2 (a).  Avecia shall obtain Stressgen’s approval in writing prior to incurring such costs in Clause 3.2 (b) and (c) if such costs are anticipated to exceed [* *].  If such approval is given, the provisions of Clause 3.3 will apply.

3.3                                 Further Consideration.  Avecia shall invoice Stressgen for a further amount for technical consultancy research and development work to cover management, administration and quality control activities.  This amount shall equal the actual cost which Avecia incurs in respect of [* *] under Clauses 3.2(b) and (c), plus the actual cost of [* *] under Clause 3.2(a) which will be [* *] and a reasonable allocation of the actual cost of [* *] under Clause 3.2(a) that may be used [* *], plus [* *].

3.4                                 Issue of Invoices.  Avecia shall issue monthly invoices for authorized work completed during such time period and for sums arising under Clause 3.3 as such sums fall due, including with such invoices appropriate documentation for pass-through costs described in Clause 3.2.  Stressgen shall pay such sums within 30 days of the date of Stressgen’s receipt of the relevant invoice.

3.5                                 Bank Account Details.  All amounts payable to Avecia under this Agreement shall be paid in Pounds Sterling, without deduction, by authenticated and value dated Swift telegraphic transfer to:

[* *] Bank, London

SWIFT:  [* *]

Sort Code:             [* *]

Account No:         [* *]

Account:               Avecia Ltd

IBAN [* *].

3.6                                 Value Added Tax.  All sums payable under this Agreement are stated exclusive of any VAT which may be payable and which shall be for the account of Stressgen.  Subject to Clause 4.3(d), the parties anticipate that supply of technical consultancy and sale of API made by Avecia to Stressgen pursuant to this Agreement [* *].  Avecia will use reasonable efforts to ensure that such VAT treatment is afforded to supply of technical consultancy and sale of API made under this Agreement, and to inform Stressgen of the VAT liability [* *] so that Stressgen may obtain a United Kingdom VAT registration or take other appropriate steps.

4                                         Delivery of API and Cell Banks

4.1                                 Delivery of Material.  Subject to Clauses 4.3 and 4.4, delivery of all material, including the API and the Cell Banks, will be made EXW Avecia’s Billingham facility (Incoterms 2000).

4.2                                 Packing and Shipping.  Avecia shall arrange for packing of any of the material to be delivered under Clause 4.1 at Stressgen’s expense, shall comply with the QA Agreement in packing the API, and shall meet all reasonable requirements of Stressgen in packing the Cell Banks at such time as they are returned to Stressgen under the provisions of the

[*] = Confidential Treatment Request(ed).

7

[* *] agreement described in Clause 4.4.  Risk and title in respect of all material supplied to Stressgen under this Agreement shall pass on delivery at Avecia’s Billingham facility, except as otherwise provided herein.  Subject to Clause 4.3, Stressgen agrees to export the API promptly from the United Kingdom.

4.3                                 [* *] of the API.  Avecia shall [* *] the API in accordance with the QA Agreement, subject to written agreement on the terms of such [* *], including fees and liability for such [* *], provided that:

(a)                                  [* *] shall be at Stressgen’s expense under [* *] to be agreed in writing; and

(b)                                 [* *] shall be at Avecia’s risk, unless, despite [* *] in accordance with the conditions agreed under Clause 4.3(a), the API [* *] from its condition at the start of such [* *]; and

(c)                                  risk of loss in the API shall pass in the event of delivery to Stressgen under Clause 4.1 but title will pass on the later of (i) Avecia’s notification that the API has passed the quality assurance release protocols set out in the QA Agreement or (ii) agreement between the parties that Avecia will [* *] the API;

(d)                                 Stressgen recognises that [* *] of the API at Avecia for a period of [* *] to Stressgen.

In the absence of agreement on the terms of such [* *], Avecia shall not be obliged to [* *] the API and shall deliver it to Stressgen subject to the provisions of Clauses 4.1 and 4.2.

4.4                                 [* *] of Cell Banks.  On completion of the Programme, Avecia will [* *] the Cell Banks pursuant to the [* *] terms substantially in the form attached as Schedule 10.

4.5                                 Process Specific Equipment.  At Stressgen’s request, any process specific equipment dedicated solely to the Programme under Clause 3.3 shall be sold to Stressgen for consideration of [* *] on Completion.

5              Intellectual Property

5.1                                 Ownership of Background Intellectual Property.  Nothing in this Agreement shall affect the ownership by either party of its Background Intellectual Property.  In addition, Stressgen shall retain all right, title and interest in and to the Cell Banks pursuant to the Material Transfer Agreement.

5.2                                 Licence to Intellectual Property for the Programme.  Stressgen grants to Avecia a non-exclusive, royalty-free licence to use Stressgen’s Background Intellectual Property and Stressgen’s New Intellectual Property whilst this Agreement remains in force for the sole purpose of carrying out the Programme.

5.3                                 New Intellectual Property.  Each party shall promptly disclose to the other any New Intellectual Property.  New Intellectual Property shall be owned by:

(a)                                  Stressgen if it relates primarily to [* *]; and

(b)                                 Avecia if it relates to primarily to [* *].

[*] = Confidential Treatment Request(ed).

8

5.4                                 New Intellectual Property - Not Clearly Within Scope of Clauses 5.3 (a) or (b).  In respect of New Intellectual Property not clearly falling within the scope of either of Clauses 5.3 (a) or (b), such New Intellectual Property shall be jointly owned by the parties unless the Project Steering Committee through negotiations in good faith determines the ownership of such New Intellectual Property on the basis that such New Intellectual Property shall be owned by the party whose Background Intellectual Property is most directly related to the New Intellectual Property. With regard to any jointly owned New Intellectual Property, the parties shall jointly determine whether to seek patent protection for such New Intellectual Property and if both parties wish to seek patent protection, the parties shall jointly and collaboratively prepare, file and maintain any patents and patent applications, using mutually agreed attorneys, with expenses shared equally.  Should either party elect not to pay its share of expenses related to such preparation, filing, or maintenance of any such patent or patent application, it will promptly notify the other party in writing, and the other party shall have the right, but not the obligation, to prepare, file or maintain such patent application or patent, at its sole expense.  In that case, the party electing not to pay its share of expenses related to such preparation, filing, or maintenance of such patent or patent application shall promptly assign, deliver, convey and transfer to the other party, its successors and assigns, without reservation, all of its right, title and interests in, to and under such New Intellectual Property.  If the parties mutually agree that either or both party(ies) will use its in-house attorneys to obtain or maintain any registered intellectual property rights in respect of New Intellectual Property, neither the party(ies) using its in-house attorneys (“the relevant party”) nor any of its employees, servants or agents shall be liable for any damage or loss suffered by the other party as a result of any mutually agreed action or inaction on the part of the relevant party or its employees, servants or agents in the course of the filing, prosecution or maintenance of any patent or patent application with respect to such New Intellectual Property.  Each party shall have the right to license and otherwise commercially exploit jointly owned New Intellectual Property without the consent of the other party, provided that Avecia shall not be entitled to exercise its rights under jointly owned New Intellectual Property to make, use, sell, offer for sale, import, keep and otherwise deal in any [* *] or license any third party to do so.  Neither party shall owe the other party any consideration in respect of licensing or commercial exploitation of jointly owned New Intellectual Property.  Each party may assign or transfer its share of jointly owned New Intellectual Property without the consent of the other party, subject to the terms hereof.

5.5                                 Further Assistance.  Each party shall, and shall ensure that its employees shall, at the expense of the party owning the New Intellectual Property, perform all acts and execute all instruments, including assignments, necessary to obtain and vest in the owning party (as determined under Clauses 5.3 and 5.4) all rights, title and interest in the New Intellectual Property together with all patents and patent applications or otherwise for such New Intellectual Property.  All fees, costs and expenses connected with the filing, prosecution and maintenance of a patent or other protection shall be borne and paid by the party owning such Intellectual Property.  The responsibility and authority for filing, prosecution and maintenance of a patent or other protection for jointly-owned New Intellectual Property shall be determined by the Project Steering Committee.

5.6                                 Provision of Technical Assistance and Access to Avecia’s Background Intellectual Property.  If:

(a)                                  following Completion or following termination of this Agreement for any reason, Stressgen or a Nominated Manufacturer requires Avecia’s technical assistance; and/or

(b)                                 at any time while this Agreement is in effect, Stressgen requires a licence under Avecia’s Background Intellectual Property; and/or

[*] = Confidential Treatment Request(ed).

9

(c)                                  following Completion or following termination of this Agreement for any reason Stressgen or a Nominated Manufacturer requires a licence under Avecia’s Background Intellectual Property, to operate the Process, then such assistance and/or access shall be provided to Stressgen or such Nominated Manufacturer by Avecia subject to agreement of reasonable commercial terms between Stressgen and Avecia.  Any such negotiations shall be carried out between the parties in good faith.

5.7                                 Licence under New Intellectual Property.

(a)                                  Stressgen hereby grants to Avecia a royalty-free, irrevocable, perpetual, non-exclusive, world-wide licence, with power to sublicense, under New Intellectual Property owned by Stressgen under Clauses 5.3(a) or 5.4 to make, use, sell, offer for sale, import, keep and otherwise deal in products other than [* *].

(b)                                 Avecia hereby grants to Stressgen a royalty-free, irrevocable, perpetual, world-wide licence, with power to sublicense, under New Intellectual Property owned by Avecia under Clauses 5.3(b) or 5.4 for any purpose.  Such licence shall be exclusive to make, use, sell, offer for sale, import, keep and otherwise deal in [* *]  and non-exclusive otherwise.

6              Warranties, Liability and Indemnity

6.1                                 General Warranty.  Each party warrants to the other that:

(a)                                  it has the necessary right and authority to enter into this Agreement and that to the best of its knowledge at the date of this Agreement it is the rightful owner or licensee of all of its Background Intellectual Property; and

(b)                                 to the best of its knowledge at the date of this Agreement, the use of Background Intellectual Property made available by it to the other party pursuant to this Agreement for the purposes set out in this Agreement will not infringe the Intellectual Property of a Third Party.

6.2                                 Intellectual Property Indemnity.  Each party (“the First Party”) shall be liable for and indemnify the other (“the Second Party”) against any liability, loss, claim, damage, proceedings and costs whatsoever arising out of any actual or suspected infringement of any Third Party Intellectual Property (an “IP Infringement”) as a result of the Second Party’s use in its performance of this Agreement of the Background Intellectual Property provided by the First Party, provided that the Second Party:

(a)                                  gives the First Party the sole conduct of the defence to any claim or action in respect of the IP Infringement and does not at any time admit liability or otherwise settle or compromise or attempt to settle or compromise the said claim or action except upon the express instructions of the First Party; and

(b)                                 acts in accordance with the reasonable instructions of the First Party and gives the First Party such assistance as it shall reasonably require in respect of the conduct of such defence.

Notwithstanding the foregoing provisions of this Clause 6.2, the First Party’s liability to indemnify the Second Party shall cease in respect of continuing use by the Second Party

[*] = Confidential Treatment Request(ed).

10

of the Background Intellectual Property which is the subject of the IP Infringement following either:

(i)                                     notification (which shall be given promptly) by the First Party to the Second Party that the Background Intellectual Property provided by the First Party is actually or is believed by the First Party to be the subject of an IP Infringement; or

(ii)                                  the Second Party becoming aware that the Background Intellectual Property provided by the First Party is the subject of an IP Infringement.

6.3                                 Liability for the API

(a)                                  Avecia warrants to Stressgen that the API delivered to Stressgen pursuant to this Agreement:  (i) will [* *]; (ii) will [* *]; and (iii) will be transferred free and clear of any liens or encumbrances of any kind to the extent arising through or as a result of the acts or omissions of Avecia, its Affiliates or their respective agents.  Each shipment of API from Avecia to Stressgen shall contain such quality control certificates as are necessary to show that the API is [* *] and was manufactured [* *].

(b)                                 Avecia shall be liable to either (1) [* *], or (2) [* *] lost, damaged, or destroyed API [* *], unless in each case, despite [* *] in accordance with the conditions agreed under Clause 4.3(a), the API [* *] from its condition at the start of such [* *].

(c)                                  In the event that either party discovers [* *] at any time following delivery, the discovering party shall notify the other party promptly.  If [* *] causes the API to be [* *], and if the discovery of the [* *] occurs within [* *] of Release of the API, the provisions of Clause 6.3(g) shall apply.

(d)                                 Stressgen shall notify Avecia of any [* *] within [* *] of Release of a shipment of the API.  If Stressgen fails to so notify Avecia, Stressgen will be deemed to have accepted the API in a satisfactory condition and in all respects in accordance with [* *] for purposes of this Agreement, subject to any subsequently discovered [* *].   If Stressgen so notifies Avecia and Avecia accepts that the API is a [* *], the provisions of Clause 6.3(g) shall apply.

(e)                                  If Stressgen and Avecia dispute whether API is a [* *], whether due to an [* *] or [* *], then the provisions of section 6 of the QA Agreement shall apply.  The fees and expenses of the independent QA expert referred to in section 6 of the QA Agreement shall be borne [* *].  In the event that the independent QA expert determines that the API is not a [* *], Stressgen will be deemed to have accepted the API in a satisfactory condition and in all respects in accordance with the [* *] for the purposes of this Agreement.  In the event that the independent QA expert determines that the API is a [* *], provided that Stressgen notified Avecia of the [* *] within [* *] of Release or a [* *] in the API was discovered within [* *] of Release, the provisions of Clause 6.3(g) shall apply.

(f)                                    Stressgen shall not use any API in humans unless and until it has been accepted.

(g)                                 In the circumstances described in Clause 6.3(c), (d) or (e) related to an Avecia Default or Avecia’s failure to perform in accordance with the QA Agreement, Avecia shall use reasonable commercial efforts to either (1) [* *], or (2) manufacture [* *].  In addition, Avecia shall [* *] it incurs in connection with the [* *],

[*] = Confidential Treatment Request(ed).

11

provided that Avecia’s liability to [* *] Stressgen shall be limited to a [* *] as appropriate.

(h)                                 If the API is [* *] and Clause 6.3(g) does not apply, the parties shall meet to discuss availability of Avecia’s Advanced Biologics Centre for [* *], or manufacture of [* *] and, subject to Clause 2.5, agree on a revised period during such [* *] or manufacture of [* *] will take place and the amount payable by Stressgen to Avecia in respect of such [* *].

(i)                                     Subject to and except to the extent of any indemnification from Avecia pursuant to Clause 6.3(j) below, Stressgen shall indemnify, defend and hold harmless Avecia against all claims, suits, actions, demands, liabilities, expenses and/or losses (including reasonable legal fees) (collectively, “Liabilities”) brought or made by a Third Party against Avecia, its Affiliates, directors, officers or employees, to the extent such Liabilities arise out of or result from the [* *].

(j)                                     Subject to and except to the extent of any indemnification from Stressgen pursuant to Clause 6.3(i) above and 6.4 below, Avecia shall indemnify, defend and hold harmless Stressgen against any Liabilities brought or made by a Third Party against Stressgen, its Affiliates, directors, officers or employees to the extent such Liabilities arise out of or result from:  (i) [* *] under this Agreement; (ii) [* *] provided to Avecia; (iii) Avecia’s failure to ensure that the Programme is conducted in accordance with [* *]; or (iv) Avecia’s [* *] or intentional misconduct.

6.4                                 Liability for the [* *].  Liability in respect of [* *], by or on behalf of Stressgen shall rest solely on Stressgen, except to the extent that Avecia is required to indemnify Stressgen in accordance with Clause 6.3 above or except to the extent that such liability arises from a Third Party claim for property damage or personal injury arising from Avecia’s failure to [* *] in accordance with [* *].  Stressgen shall indemnify Avecia against any liability, loss, damages, costs, legal costs, professional and other expenses whatsoever incurred or suffered by Avecia arising out of or in respect of [* *] by or on behalf of Stressgen except to the extent that Avecia is required to indemnify Stressgen in accordance with Clause 6.3 above or except to the extent that such loss, damages, costs, legal costs, professional and other expenses arise from a Third Party claim for property damage or personal injury arising from Avecia’s failure to [* *].

6.5                                 Indemnification Procedure.  In the event that either party seeks indemnification under the terms of this Clause 6, it shall inform the other party of the claim [* *] after it receives notice thereof, shall permit the other party, [* *], to assume direction and control of the defense of the claim, and shall co-operate as requested ([* *]), in the defense of the claim.  The indemnifying party shall not admit fault on the part of the indemnified party without its prior written consent.

6.6                                 Limitation on Liability.  Except where [* *] described in Clauses 2.7(b), 6.3(b), 6.3(g) or Section 4(b) of Schedule 10, but in each case subject to the provisions of Clause 6.7, Avecia’s total liability (whether for breach of contract, negligence, breach of statutory duty and/or other tort, or otherwise) in connection with or as a result of the work carried out under this Agreement shall be limited to [* *].  Notwithstanding the foregoing, the [* *] in respect of Avecia’s obligation under Clause 6.3(j) to indemnify, defend and hold harmless Stressgen against any Liabilities brought or made by a Third Party against Stressgen, its Affiliates, directors, officers or employees to the extent such Liabilities arise out of or result from [* *].

6.7                                 No Liability for Indirect Losses.  Except for violations of Clause 7 below and amounts finally awarded for indemnification for Third Party liabilities under Clause 6 above, neither

[*] = Confidential Treatment Request(ed).

12

party shall be liable to the other for any indirect, consequential or special loss, loss of profits or damage suffered by the other howsoever arising.

6.8                                 Insurance.  Each party shall secure and maintain in full force and effect during the term of this Agreement policies of insurance providing coverage for (a) Workmen’s Compensation or Employer’s Liability, (b) General Liability or Public and Products Liability, and (c) Automobile Liability or Motor Liability having policy limits, deductibles and other terms appropriate to the conduct of that party’s business.  Evidence of such insurance in the form of a broker’s letter will be made available for examination upon request of the other party.

6.9                                 Representation, Warranty and Covenants Regarding Debarment.  Avecia represents and warrants that neither it, its employees, nor any other person retained by it to perform the Programme pursuant to this Agreement, (i) is under investigation by the FDA for debarment action or is presently debarred pursuant to the Generic Drug Enforcement Act of 1992, as amended (21 U.S.C. §301 et seq), or (ii) has a disqualification hearing pending or has been disqualified by the FDA pursuant to 21 CFR Section 312.70 or its successor provisions.  In addition, Avecia represents and warrants that it has not engaged in any conduct or activity which could lead to any of the above mentioned disqualification or debarment actions. If during the term of this Agreement Avecia or any person employed or retained by it to perform the Programme (i) comes under investigation by FDA for debarment action or disqualification, (ii) is debarred or disqualified, or (iii) engages in any conduct or activity which could lead to any of the above mentioned disqualification or debarment actions, Avecia shall immediately notify Stressgen of such event and address the issue as mutually agreed by the Parties, such address to include immediate removal of any such debarred or disqualified person from performance of Programme activities.  At the reasonable request of Stressgen, Avecia will provide a certification to the effect of this Clause 6.9 to support Stressgen’s submissions to applicable regulatory authorities, including the FDA.

7                                         Confidentiality

7.1                                 Maintenance of Confidentiality.  In consideration of the Disclosing Party disclosing the Confidential Information to the Receiving Party, the Receiving Party hereby undertakes to maintain confidential all such Confidential Information and it will accordingly not directly or indirectly use any of the Confidential Information in whole or in part save for the purposes envisaged in this Agreement or disclose any of the Confidential Information to any Third Party other than under and in accordance with the terms of Clauses 7.4, 7.5 or 7.6.

7.2                                 Exceptions.  The foregoing restrictions on the Receiving Party shall not apply to any Confidential Information which:

(a)                                  the Receiving Party can prove was already in its possession and at its free disposal before the disclosure hereunder to it;

(b)                                 is hereafter disclosed to, purchased or otherwise legally acquired by the Receiving Party by or from a Third Party who has not derived it directly or indirectly from the Disclosing Party under an obligation of confidentiality;

(c)                                  is or becomes available to the public whether in printed publications or otherwise through no act or default on the part of the Receiving Party; or

[*] = Confidential Treatment Request(ed).

13

(d)                                 the Receiving Party can prove to the reasonable satisfaction of the Disclosing Party has been developed independently of the Programme by the Receiving Party without reference to any of the Confidential Information disclosed by the Disclosing Party.

7.3                                 Exercise of Reasonable Precautions.  In order to secure the obligations set out in this Clause 7 the Receiving Party agrees to exercise every reasonable precaution to prevent and restrain the unauthorised disclosure and use of information subject to confidentiality, including restricting access to such information to such of its employees as are bound to keep such information confidential and need to have such access for the purpose of this Agreement.

7.4                                 Disclosure to Nominated Manufacturer.  Stressgen shall not be entitled to reveal Confidential Information of Avecia to a Nominated Manufacturer unless Stressgen either:

(a)                                  makes such disclosure under confidentiality obligations no less restrictive than those contained in this Clause 7; or

(b)                                 procures the entry of such the Nominated Manufacturer into a confidentiality agreement with Avecia directly.

7.5                                 Disclosure to Affiliates.  Either party may disclose Confidential Information to or via an Affiliate, provided that the party making any such disclosure shall, prior to such disclosure, ensure each Affiliate to which Confidential Information is to be disclosed is made aware of the obligations contained in this Agreement and agrees to be subject to confidentiality obligations no less onerous than those contained in this Agreement.  Any breaches of the obligations of confidentiality contained in this agreement by such Affiliate shall be treated as a breach of such obligations by the party making the disclosure to the Affiliate.

7.6                                 Disclosure to Courts or by Law or Other Rules.  Nothing in this Clause 7 shall preclude disclosure of any Confidential Information required by any court entitled by law to disclosure of the same, or which is required by applicable law, rule or regulation to be disclosed, provided that the Receiving Party promptly notifies the Disclosing Party when such requirement to disclose has arisen, to enable the Disclosing Party to seek an appropriate protective order and to make known to the said court or governmental authority the proprietary nature of the Confidential Information and to make any applicable claim of confidentiality in respect thereof.  The Receiving Party agrees to co-operate in any appropriate action which the Disclosing Party may decide to take.  If the Receiving Party is advised to make a disclosure in accordance with this Clause 7.6 it shall only make a disclosure to the extent to which it is obliged.

7.7                                 Survival of Obligations.  The provisions of this Clause 7 shall survive termination or expiry of this Agreement and shall continue for a period of [* *] from the date of that termination or expiry.

7.8                                 Continuation of the Confidentiality Agreement.  The parties shall remain bound by the obligations in the Confidentiality Agreement, but in the event of any conflict between the terms of the Confidentiality Agreement and the terms of this Agreement, the Agreement shall prevail.

[*] = Confidential Treatment Request(ed).

14

8                                         Duration and Termination

8.1                                 Duration.  This Agreement shall be deemed to have commenced on the Commencement Date and shall continue until Completion unless terminated in accordance with the provisions of Clause 8.2.

8.2                                 Termination.  Subject to Clause 9, this Agreement may be terminated in the following ways:

(a)                                  by mutual agreement at any time prior to Completion in the event that both parties agree that [* *];

(b)                                 by either party at any time by giving written notice to the other;

(c)                                  by either party forthwith if the other is in breach of this Agreement and does not rectify such breach within 30 days of receipt of written notice from the first party requiring rectification of the breach, provided that it is intended that the parties will discuss any alleged breach and its remediation as soon as it is known; or

(d)                                 by either party forthwith upon written notice if the other has a liquidator, receiver, manager receiver or administrator appointed, or ceases to continue trading or is unable to pay debts as defined in Section 227 of the Insolvency Act 1986 (England and Wales) or the equivalent occurs in any jurisdiction in which the other is resident or carried on business.

9                                         Consequences of Termination

9.1                                 Consequences.  In the event of termination under Clause 8.2 above:

(a)                                  If the termination is by mutual agreement pursuant to Clause 8.2(a), then:

(i)                                     Stressgen shall pay to Avecia all sums payable for work completed up to the date of termination but not yet paid, but shall not be liable for any amounts for any work identified in the Scope Statement, but not yet initiated; and

(ii)                                  Avecia shall assist Stressgen with the transfer of the Process and all technical information generated during the course of the Programme to a Third Party designated by Stressgen, at Stressgen’s option and cost.

(b)                                 if Stressgen terminates on notice under Clause 8.2(b), Stressgen shall pay to Avecia:

(i)                                     all sums payable for work completed up to the date of termination but not yet paid, but shall not be liable for any amounts for any work identified in the Scope Statement, but not yet initiated;

(ii)                                  all reasonable costs incurred by Avecia relating to the wind-down of the Programme after termination which could not be cancelled or reasonably avoided; and

(iii)                               the Cancellation Fee.

(c)                                  if Avecia terminates on notice under Clause 8.2(b), then:

[*] = Confidential Treatment Request(ed).

15

(i)                                     Stressgen shall pay to Avecia all sums payable for work completed up to the date of termination but not yet paid, but shall not be liable for any amounts for any work identified in the Scope Statement, but not yet initiated; and

(ii)                                  Avecia shall [* *] at the time of Avecia’s termination.

(d)                                 if Avecia terminates for Stressgen’s unremedied breach or insolvency under Clauses 8.2(c) or (d), then Stressgen shall pay to Avecia:

(i)                                     all sums payable for work completed up to the date of termination but not yet paid, but shall not be liable for any amounts for any work identified in the Scope Statement, but not yet initiated;

(ii)                                  all reasonable costs incurred by Avecia relating to the wind-down of the Programme after termination which could not be cancelled or reasonably avoided; and

(iii)                               the Cancellation Fee.

(e)                                  if Stressgen terminates for delay due to an Avecia Default under Clause 2.7(c) or for Avecia’s unremedied breach or insolvency under Clauses 8.2(c) or (d), then:

(i)                                     Stressgen shall pay to Avecia all sums payable for work completed up to the date of termination but not yet paid, but shall not be liable for any amounts for any work identified in the Scope Statement, but not yet initiated;

(ii)                                  Avecia shall refund to Stressgen any monies paid to Avecia, less an agreed sum in respect of work done by Avecia and not affected by the breach, and in the absence of agreement upon such sum the provisions of Clause 19 shall apply; and

(iii)                               Avecia shall [* *]  at the time of Avecia’s termination.

9.2                                 Acquired Rights.  Termination or expiry of this Agreement, for whatever reason, shall not prejudice the acquired rights of either party, including the right to payment for the Programme pursuant to Clause 3 (subject to Clause 9.1).

9.3                                 Survival.  The provisions of Clauses 3, 5, 6, 7, 9, 10, 11, 13 - 17 and 19 shall survive the termination or expiry of this Agreement.

10                                  Independent Contractor

Nothing in this Agreement shall create, or be deemed to create, a partnership or the relationship of principal and agent or employer and employee between the parties.  Each party agrees to perform under this Agreement solely as an independent contractor.

11                                  Entire Agreement

This Agreement, including the Schedules attached hereto, together with the Confidentiality Agreement and the Material Transfer Agreement, contains the entire agreement between the

[*] = Confidential Treatment Request(ed).

16

parties and supersedes any previous agreements relating to the Programme and any understandings between the parties with respect thereto.

12                                  Announcements And Publicity

Stressgen and Avecia will jointly discuss and agree in writing on any statement to the public regarding this Agreement or their business relationship, unless disclosure is otherwise required by law, regulation or any listing or trading agreement concerning such parties’ publicly traded securities, as determined in good faith by the releasing party.  When a party elects to make a public statement relating to the other party, the releasing party will give the other party at least five (5) days notice so it can agree on such statement, except in the event more immediate disclosure is required pursuant to the securities requirements set forth above, in which case the releasing party will give the other party as much notice as is practicable.

13                                  Assignment and Subcontracting

13.1                           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors but shall not otherwise be assignable by either party, without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided that either party may assign this Agreement without consent by notice in writing to the other party to a purchaser of the whole or part of the business to which this Agreement relates.

13.2                           Avecia shall be entitled to subcontract certain analytical work under the Programme, subject to inclusion in such subcontract of confidentiality and intellectual property provisions no less onerous than those contained herein and provided that Avecia shall be liable for any acts or omissions of any subcontractor as if such acts or omissions were Avecia’s own.

14                                  Variation

No variation or amendment of this Agreement shall bind either party unless made in writing in the English language and agreed to in writing by duly authorised officers of both parties.

15                                  Illegality

If any provision of this Agreement is agreed by the parties to be illegal, void or unenforceable under any law that is applicable hereto or if any court of competent jurisdiction in a final decision so determines, this Agreement shall continue in force save that such provision shall be deemed to be excised herefrom with effect from the date of such agreement or decision or such earlier date as the parties may agree.

16                                  Waiver

A failure by either party hereto to exercise or enforce any rights conferred upon it by this Agreement shall not be deemed to be a waiver of any such rights or operate so as to bar the exercise or enforcement thereof at any subsequent time or times.

[*] = Confidential Treatment Request(ed).

17

17                                  Notices and Communications

17.1                           Formal Notices.  Any formal notice required or permitted under this Agreement shall be in writing which may take the form of a letter or facsimile and shall be sent by prepaid post, facsimile, or hand delivery (including messenger service).  The addresses for any such notice or other communication shall be those stated on the first page of this Agreement.

17.2                           Other Communications.  In addition to the methods set out in Clause 17.1, any other communications between the parties may be made by telephone or by email.

17.3                           Change of Address.  Any party may, at any time by written notice to the other parties, change the address or the facsimile numbers to which notices or other communications shall be sent.  All notices and other communications shall have been duly given or made (i) when delivered by hand (including by messenger service) upon delivery or (ii) when delivered by post upon delivery or (iii) when faxed upon receipt of a legible copy by recipient and production of a satisfactory transmission report by sender confirming transmission of the fax in full to the appropriate number by the fax machine which sent the fax.

18                                  Force Majeure

Neither party shall be liable to the other party in any manner whatsoever for any failure or delay in performing its obligations under this Agreement if and to the extent, and for the duration, that such is due to Force Majeure.  Without prejudice to Clause 8, any said failure or delay shall not give either party the right to terminate this Agreement except, and to the extent that such Force Majeure continues for a period exceeding [* *].  Termination as a result of Force Majeure shall take effect as if the Agreement had been terminated by mutual agreement under Clause 8.2(a).  Stressgen shall not be entitled to relief under this Clause 18 for any delay or failure in performing any of its payment obligations under this Agreement, or in the event of failure of HspE7 in clinical trials or failure of HspE7 to gain regulatory approval.

19                                  Law and Jurisdiction

19.1                           Governing Law.  This Agreement is governed by and shall be construed and interpreted in accordance with the laws of the State of Delaware.  Any proceedings between the parties shall be conducted in the English language.

19.2                           Reference to Parties’ Senior Representatives.  Prior to any dispute, difference or disagreement concerning this Agreement proceeding to litigation to arbitration or through the courts the parties shall seek to resolve the matter within thirty days by referring it to the Senior Vice-President, Avecia Biotechnology and the CEO of Stressgen.

19.3                           Arbitration.  Any matter or dispute arising out of or in connection with this Agreement which is not able to be resolved pursuant to Clause 19.2 shall be finally settled by commercial arbitration to be held in the State of Delaware.  In appointing arbitrators, the parties shall consider the appointment of an arbitrator or arbitrators capable of making decisions on the technical aspects of the Programme.

19.4                           Interim Steps.  Neither of the parties shall be deemed to be precluded from taking such interim formal steps as may be considered necessary to protect such party’s position while the procedures referred to in Clauses 19.2 and 19.3 are pursued.

[*] = Confidential Treatment Request(ed).

18

19.5                           Other Proceedings.  In the event that the matter or dispute remains unresolved by such commercial arbitration within thirty days of commencement of such procedure, then the parties shall be at liberty to take such other proceedings (as defined below) as they think fit.

19.6                           Jurisdiction.  Except as provided for in Clauses 19.2, 19.3 and 19.4, in relation to any legal action or proceedings to enforce this Agreement or arising out of in connection with this Agreement (“proceedings”) each of the parties irrevocably submits to the exclusive jurisdiction of the Courts of Delaware.

[*] = Confidential Treatment Request(ed).

19

IN WITNESS WHEREOF, the authorised representatives of the parties have executed this Agreement on the date written at the top of this Agreement.

For and on behalf of AVECIA LIMITED

Signature	/s/ Kevin Cox

Name	Kevin Cox

Position	Vice President

For and on behalf of STRESSGEN DEVELOPMENT CORPORATION

Signature	/s/ Mary Ellen Borque

Name	Mary Ellen Borque

Position	Assistant Secretary

[*] = Confidential Treatment Request(ed).

20

Schedule 1

Material Transfer Agreement

Copy Agreement Attached (4 pages)

[*] = Confidential Treatment Request(ed).

21

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as Amended.

MATERIAL TRANSFER AGREEMENT

THIS MATERIAL TRANSFER AGREEMENT (this “Agreement”) dated as of January 9, 2004 (the “Effective Date”), is entered into between Stressgen Biotechnologies, Inc. (“Stressgen”), having a principal place of business at 10241 Wateridge Circle, Suite C200, San Diego, California 92121 and Avecia Limited, acting through its Avecia Biotechnology (“Avecia”) (the “Recipient”), having a place of business at business of Hexagon House, Blackley, Manchester, M9 8ZS, England.  The parties agree as follows:

1.             Stressgen shall provide the Recipient with the materials described on Exhibit A and certain information regarding such materials and their use (together with all progeny, derivatives and parts thereof, collectively, the “Materials”) solely for the use by the Recipient for the development and manufacturing on behalf of Stressgen of HspE7 (a recombinant DNA-derived fusion protein containing (a) a human papilloma virus (HPV) type-16 E7 antigen, antigenic fragment or conjugate thereof and (b) a bacterial stress protein, including without limitation, a bacterial stress protein derived from the [* *] heat shock protein of Mycobacterium bovis var. BCG (Hsp65), where such bacterial stress protein is [* *] the E7 protein of the HPV type 16), but not for sale, license or other commercial exploitation of either the Materials or any progeny, products, cell lines, materials, organisms, derivatives or other manifestations thereof which are produced or derived by Recipient.

2.             The Recipient hereby acknowledges that, as between Stressgen and the Recipient, Stressgen is the sole owner or licensee of the Materials.  The Recipient shall use the Materials, and any information and other materials directly or indirectly derived therefrom, solely for the limited purpose of performing agreed product development services on behalf of Stressgen.  The Recipient shall not use the Materials, or any information or other materials directly or indirectly derived therefrom, for any other purpose.  The Recipient shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use the Materials or their use, without the prior express written consent of Stressgen.  THE RECIPIENT UNDERSTANDS THAT MATERIALS ARE PROVIDED SOLELY FOR CERTAIN RESEARCH USE ONLY AND HAVE NOT BEEN APPROVED FOR HUMAN USE.  THE RECIPIENT SHALL NOT ADMINISTER THE MATERIALS TO HUMANS IN ANY MANNER OR FORM.

3.             The Recipient shall not transfer the Materials, or any information or other materials directly or indirectly derived therefrom, to any third party without the prior express written consent of Stressgen.  The Recipient shall limit transfer and disclosure of the Materials, and any information or other materials directly or indirectly derived therefrom, on a need to know basis, as reasonably necessary, to its directors, officers and employees who are bound by written agreements with the Recipient to hold in confidence and not to make use of the Materials, and such information and other materials, for any purpose other than those permitted by this Agreement.  The Recipient shall notify Stressgen promptly upon discovery of any unauthorized use or disclosure thereof.  Promptly after the request of Stressgen, the Recipient promptly shall return all remaining Materials to Stressgen.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

1

4.             If the Recipient’s use of the Materials results in any invention, discovery or derivative cell bank that is derived directly or indirectly from the Materials, such invention or discovery shall be owned solely by Stressgen.  The Recipient shall promptly disclose each such invention or discovery to Stressgen.  The Recipient hereby assigns to Stressgen all right, title and interest in all such inventions and discoveries and all intellectual property rights therein. The Recipient shall not (and shall not attempt or purport to) file or prosecute in any country any patent application which claims or uses or purports to claim or use any invention or discovery that is derived directly or indirectly from the Materials or their use, without the prior express written consent of Stressgen.

5.             The Recipient hereby acknowledges that the Materials are experimental in nature and that it is provided “AS IS.”  STRESSGEN MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS OR THE USE THEREOF.  STRESSGEN DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

6.             The Recipient shall comply with all laws and governmental rules, regulations and guidelines which are applicable to the Materials or the use thereof, including biosafety procedures, and with any safety precautions accompanying the Materials.

7.             This Agreement shall not be construed to grant any license or other rights to the Recipient in any patent rights or other intellectual property rights of Stressgen.

8.             This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors but shall not otherwise be assignable by either party, without the prior written consent of the other party, which consent shall not be unreasonably withheld, provided that either party may assign this Agreement without consent by notice in writing to the other party to a purchaser of the whole or part of the business to which this Agreement relates.

9.             This Agreement and the Confidentiality Agreement between Stressgen Biotechnologies Corporation (the parent of Stressgen) and the Recipient dated July 18, 2002 represent the entire agreement between the parties regarding the subject matter hereof and shall supersede all previous communications, representations, understandings and agreements, whether oral or written, by or between the parties with respect to the subject matter hereof.  The Recipient acknowledges that the Materials constitute Confidential Information under the Confidentiality Agreement.

10.           No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties.

11.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

2

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

STRESSGEN BIOTECHNOLOGIES, INC.

By:	/s/ Marvin Siegel

Title:	Executive V.P. Research & Development

1/12/04

AVECIA LIMITED

By:	/s/ S.C. Taylor

Title:	Business General Manager

9 January 2004

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

3

EXHIBIT A

Materials

Master Cell Bank vials for SGN-00101 (HspE7)

Working Cell Bank vials for SGN-00101 (HspE7)

Vials of SGN-00101 Drug Product produced by “Process A” (For research purpose only – not for human use).

Vials of SGN-00101 Drug Product produced by “Process B” (For research purpose only – not for human use).

Samples of SGN-00101 Drug Substance produced by “Process A” (For research purpose only – not for human use).

Samples of SGN-00101 Drug Substance produced by “Process B”  (For research purpose only – not for human use).

Samples of SGN-00101 Drug Substance produced by “Roche Process” (For research purpose only – not for human use).

Samples of fermentation cell pastes containing SGN-00101 (For research purpose only – not for human use).

Vials of [* *] cells

Anti HspE7 antisera

Anti-Hsp65 antisera

Anti-E7 antisera

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

4

Schedule 2

The Cancellation Fee

The Cancellation Fee shall be as follows:

(i)                                     If Stressgen gives notice of its intention to cancel or delay the GMP manufacture of API [* *] before the date specified in the Programme Timeline, Stressgen shall pay to Avecia [* *].

(ii)                                  If Stressgen gives notice of its intention to cancel or delay the GMP manufacture of API [* *] before the date specified in the Programme Timeline, Stressgen shall pay to Avecia an amount determined by reference to the table below:

Period of notice

[* *] fee payable for GMP manufacture for the relevant year set out in Schedule 9

Less than [* *] but more than [* *]	[* *]
Less than [* *] but more than [* *]	[* *]
Less than [* *] but more than [* *]	[* *]
Less than [* *] but more than [* *]	[* *]
Less than [* *] but more than [* *]	[* *]
Less than [* *]	[* *]

If Stressgen gives notice of its intention to cancel or delay the GMP manufacture of API due to take place [* *] at any time prior to [* *], then the Cancellation Fee payable in respect of such delayed GMP manufacture shall be [* *].

Avecia shall [* *] but for the termination of the Agreement by Stressgen under Clause 9.1(b) or Avecia under Clauses 9.1(c) or (d), or exercise of Stressgen’s option to delay the commencement of the initiation of [* *] in the Scope Statement pursuant to Clause 2.8.  Avecia shall [* *] up to [* *].  In this context, [* *] but shall not mean [* *] work.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Schedule 3

Programme Amendment Order

(1) Project Title & Number	(2) Date Project Started	(3) P.A.O. Number

(4) Reason for P.A.O.
(5) Amendment required and new milestones
(6) Impact on price, time frame, resources
(7) Amended payment schedule (if required)
Authorisation

for Avecia	for customer

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Schedule 4

Programme Management Plan

     Program Management Plan for the Process Development, Validation and cGMP manufacture of Drug substance    (HspE7)intended for Pivotal Clinical Studies and Launched Drug Product.

Avecia and Stressgen will jointly develop and maintain a Program Management Plan.  The plan will include the composition and responsibilities of a Steering committee, Program management team and a technical project team.

This document outlines the process by which this program will be managed.

Project Steering Team

Composition: Will consist of members from Avecia and from Stressgen.

Frequency: Meets monthly or as required, making use of teleconf or videoconf facilities as appropriate.

Responsibilities:

•                  Resolve issues that cannot be resolved by the program management team

•                  Authorize completion of milestones

Program Management Team

Composition: Avecia team consisting of representatives of all the major functions involved in the delivery of the overall program, Program Man, Process Development, Quality Assurance, Quality Control, Manufacturing Technology, Manufacturing operations, Supply Chain (when appropriate), Commercial and Finance.

Frequency:  Meets weekly or as appropriate.

Outputs:

•                  Minutes

•                  Actions lists

•                  Program Risk Registers

•                  Updated Project plans and progress data.

•                  Monthly status update

Responsibilities:

•                  Manages the overall shape and delivery of the program

•                  Co-ordinates the activities of the various contributing individuals and functions.

•                  Informs customer and steering team as to progress and issues.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Technical Project Team

Composition: Team of technical scientists with particular skills in the area of fermentation, down stream processing and analytical development.

Frequency:  Meets fortnightly

Outputs:

•                  Minutes

•                  Data summaries

•                  Technical plans and reports

•                  Sample registers.

Responsibilities:

•                  Detailed planning of technical program

•                  Delivery of technical program

•                  Supervision and overview of project tasks and technical program

Responsible Persons

The following tables list the responsible individuals and their roles within Stressgen and within Avecia. These nominated individuals may be changed in the light of changing circumstances. In this eventuality details of the new contact persons will be provided to the other party.

Stressgen Representatives

Name	Function	Role	Phone	e-mail
[* *]	Executive Sponsor	Approvals	[* *]	[* *]
[* *]	Project Leader	Tech. Expert	[* *]	[* *]
[* *]	Quality Leader	QA	[* *]	[* *]
[* *]	Project Manager	Communication and contracts	[* *]	[* *]
[* *]	Controller	Invoicing	[* *]	[* *]
[* *]	Biological testing	Biological testing	[* *]	[* *]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Avecia Representatives

Name	Function	Role	Phone	e-mail
[* *]	General Manager	Approvals	[* *]	[* *]
[* *]	R&D Manager	Technical review	[* *]	[* *]
[* *]	Quality	Quality Compliance	[* *]	[* *]

[* *]	R&D	Tech Project Leader	[* *]	[* *]
[* *]	Program Manager	Planning, communication	[* *]	[* *]
[* *]	QA	QA compliance	[* *]	[* *]
[* *]	QC	Product testing and protocols	[* *]	[* *]
[* *]	Analytical Development	Analytical methods.	[* *]	[* *]
[* *]	MTG	Tech transfer to plant	[* *]	[* *]
[* *]	Operations	CGMP Manufacture of product	[* *]	[* *]
[* *]	Finance	Finance control and invoicing	[* *]	[* *]
[* *]	Commercial	Account Manager	[* *]	[* *]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

SCHEDULE 5

PROGRAMME TIMELINE

Scope Doc No.		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

6	Tech Transfer	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7	Feasibility	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8	[* *] development	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8.3.2.4	[* *] HspE7 [* *]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8.5.2.5.	[* *] report comparing HspE7 with [* *]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9.1	GMP pre-production	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9.2	GMP fermentation production	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9.2.2.8	[* *]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9.3	API batches — Pivotal Clinical supply	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9.4	GMP Drug substance characterization report	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[* *]
[* *]
				[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

10.1	Validation Master Plan			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.1.2.1	Laboratory Performance Characterisation study			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.2	Analytical Method Validation			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.3	API Validation Batch Pre-production			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.4/10.5	Fermentation and API Validation Batches			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.5.2.5	Fermentation/ API Validation batches release			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10.5.2.3	Validation reports			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11.1	IND amendment			[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] – CONFIDENTIAL TREATMENT REQUEST(ED).

11.3	Mock audits	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11.4	Pre-Approval Inspection Support	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Schedule 6

[Stressgen logo]	Stressgen BIOTECHNOLOGIES	PO# PAD0071

This number must appear on all packages invoices & correspondence

SUPPLIER NAME AND ADDRESS: Avecia Limited PO Box 43 Hexagon House Blackley, Manchester M9 972 England Fax #: [* *] Phone #: [* *] Acct #: 302 477-8275 Vendor #: 302-477-8102

SHIP TO:

Stressgen Biotechnologies Inc.
409 2nd Avenue Suite 201
Collegeville, PA  19426
Attn:  PO# PAD0071
Phone:  [* *]  Fax: [* *]

INVOICE TO:

Stressgen Biotechnologies Inc.
10241 Wateridge Circle Suite C200
San Diego, CA 92121
Attn:  PO# PAD0071
Phone:  (858) 202-4900  Fax: [* *]

For Internal Use Only: Name of employee submitting PO: [* *]
		To be invoiced:	☐
		Cheque required:	☐
		• Return to User	☐
		• Mail with application	☐
		• Fed Ex	☐
		• by Purchasing Dept	☐
		• by User	☐

COMMENTS

DATE ORDERED		DATE REQUIRED		ESTIMATED ARRIVAL DATE	TAX I.D. NO.	TERMS
December 18, 2003		ASAP			124387457	—
SHIPPED VIA:				CURRENCY: USD	PPD. ☐	COLL. ☐
ACCT CODE	USER	QTY	CAT#	DESCRIPTION	UNIT PRICE	AMOUNT

420-5640	LBOUK	1	Manufacturing

1.  Avecia Limited (“Avecia”) and Stressgen Biotechnologies Inc. (“Stressgen”) agree to negotiate in good faith for an agreement to cover certain work to be carried out by Avecia on behalf of Stressgen, with the aim of executing such agreement by 23rd January 2004.

					$ [* *]	$ [* *]
—	—	—	—	2. Certain work (set out below) will be commenced prior to execution of the equipment following acceptance of this purchase order:	—	$—
—	—	—	—	(i) Transfer of information and materials to allow the project to start. This will include proceeds and safety details, available standards, reagents and assay methodology.	—	$—
—	—	—	—	(ii) Agreed definition of the process to be operated to demonstrate Avecia [* *]	—	$—
—	—	—	—	(iii) Establish as a minimum, a priority list of assays at Avecia and establish other assays as time permits.	—	$—
—	—	—	—	(iv) Operation of the agreed process at laboratory scale and assay for the product to establish activity.	—	$—
—	—	—	—	In consideration for Avecia carrying out the technical consultancy work detailed above, Stressgen shall pay to Avecia on acceptance of this purchase order the sum of US$[* *], being an amount equal to the technology transfer fee.	—	$—
—	—	—	—	—	—	$—
—	—	—	—	—	—	$—
—	—	—	—	—	—	$—
—	—	—	—	—	—	$—
CONDITIONS OF PURCHASE ORDER. THIS					SUB TOTAL	$ [* *]
ORDER IS SUBJECT TO ALL OF THE TERMS					SHIPPING	$0.00
AND CONDITIONS STATED ON BOTH PAGES					DUTIES/TAXES	$0.00
OF THIS ORDER FORM. IF ANY TERMS					Sales Tax

CONTAINED IN SUPPLIER’S ACCEPTANCE OF THIS ORDER OR THE SUPPLIER’S INVOICES ARE AT VARIANCE WITH THE TERMS OF THIS ORDER, THIS ORDER SHALL GOVERN NO ORAL AGREEMENT OR OTHER UNDERSTANDING SHALL IN ANY WAY MODIFY OR CHANGE THE TERMS OF THIS ORDER UNLESS AGREED TO IN

/s/ D.L. Korpolinski
WRITING AND SIGNED BY STRESSGEN				AUTHORIZED BY	TOTAL	$ [* *]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as Amended.

Schedule 7

QUALITY AGREEMENT

Avecia Biotechnology

Biologics Business

Billingham

UK

And

Stressgen Development Corporation

Approved by:-	Approved by:-

/s/ H. Holden	/s/ K. Neurohr
H. Holden	K. Neurohr
Vice President	Head of Quality and Regulatory Affairs
Regulatory Affairs and Compliance	Avecia Biologics Business
Stressgen Biotechnologies Inc	19 January 2004
19 January 2004

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Index

1.	Quality Agreement

2.	Manufacturing cGMP Compliance

3.	Quality Control

4.	Stability

5.	Quality Assurance

6.	Dispute Resolution

7.	Validation

Appendix I	-	Responsibilities

Appendix II	-	List of Contacts

Appendix III	-	Glossary of Terms

Appendix IV	-	List of Jointly Approved Documents

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

1

1.                                     Quality Agreement

1.1                                 Purpose

1.1.1                        This agreement defines the roles and responsibilities for both Avecia and Stressgen QA

1.1.2                      This agreement also defines how Avecia Quality Unit and Stressgen Quality Unit will interact with each other over Quality related issues

1.1.3                      This agreement shall be incorporated with and constitute a part of the Biological Service Agreement (BSA) between the two companies.

1.1.4                        This Quality Agreement between Stressgen and Avecia defines Quality Responsibilities as they are related to the manufacturing of the Stressgen Active Pharmaceutical Ingredient (API) in accordance with the terms of the BSA to be entered into between the two parties.  It is the intention of the parties that the Quality Agreement is read in conjunction with the BSA.

1.2                               Duration of Agreement

1.2.1                      The agreement will be effective as of the Effective Dates of the BSA and will expire with the termination of the BSA.

1.3                              Product

1.3.1                      Avecia will manufacture a [* *] Biologic API in accordance with cGMP regulations.

1.4                               Regulatory Compliance

1.4.1                    Avecia will manufacture the API in compliance with [* *].

1.4.2                      Avecia will manufacture the API’s in compliance with [* *].

2.                                     Manufacturing cGMP Compliance

2.1                              Materials

2.1.1                     Avecia will use raw materials, packaging and labelling components that are acceptable to Stressgen QA and sampled, tested via validated methods and stored in accordance with Avecia documentation and procedures.

2.1.2                     Avecia QC and Stressgen QA will jointly approve the key tests to be performed for incoming raw materials packaging and labelling.

2.1.3                       Avecia is responsible for ensuring that all materials procured by Avecia for use in the API are in compliance with pre-determined specifications.  Raw materials are given an expiration date upon the satisfactory completion of all initial tests.  Avecia will hold the relevant Certificates of Analysis for the materials.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

2

2.1.4                       Avecia QA will inform Stressgen QA of any non-conforming raw materials within [* *].

2.1.5        Avecia will only purchase raw materials from Avecia approved suppliers.

2.2                              Documentation

2.2.1                       Avecia will prepare the necessary documentation for each lot of API in its standard format as evidence that the API was manufactured in compliance with current GMP.

2.2.2                       Avecia will retain batch documentation for at least [* *] after the expiry date of the batch or for [* *] after the distribution of the batch whichever is the longer.  Avecia will give advanced warning of [* *] to Stressgen QA prior to destruction.

2.2.3                     Avecia will store the API under conditions approved by Stressgen QA.  Avecia will hold records of storage conditions according to the Avecia Standard Procedure.

2.2.4                     Avecia and Stressgen QA will agree storage conditions, containers and delivery configuration.  Avecia is responsible for packaging, and labelling; Avecia will co-operate with Stressgen QA for transit arrangements.

2.2.5                       Delivery of API -  Stressgen QA will authorise Avecia to deliver upon submission of a Stressgen QA delivery request form.  Only released, finished API will be delivered by Avecia to a location designated by Stressgen QA.  The same applies to any samples requested by Stressgen QA.  Delivery records etc will be documented in a Dispatch Batch Record.

2.2.6                       Avecia will deliver samples upon the submission of a Stressgen QA sample request form and Avecia will co-operate with Stressgen QA for transit arrangements.

2.2.7        Avecia will upon request deliver samples ahead of QA batch release.

3.                                     Quality Control

3.1                               The testing activities for the API that are to be performed by Avecia QC will be in accordance with the specifications defined in the QC Document.  Avecia QA/QC and Stressgen QA will jointly approve both test methods and specifications.  Stressgen is responsible for the specification from safety or regulatory suitability perspectives and Avecia is responsible for the specification from a technical feasibility perspective.  Avecia will not sub contract any testing without prior approval to Stressgen QA.  All sub contractors analytical laboratories will be audited by Avecia.

3.2                                 Avecia will notify Stressgen QA of any investigations and OOS results related to the in process testing and final testing of the API within [* *].

3.3                               Avecia QC will retain sufficient samples of raw materials and the API from each batch to permit at least [* *] specification analysis excluding [* *].

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

3

3.4                                 Avecia QC will retain samples for at least [* *] after the expiration date of the last lot of drug product containing the API.  Stressgen QA will inform Avecia of this date and give advanced warning of expiration of [* *].

3.5                                 Avecia QA/QC and Stressgen QA will (if required) agree an abbreviated Certificate of Analysis to allow delivery.  These key tests will cover Identity, Purity and Safety.

3.6                                 Avecia QC will produce a Certificate of Analysis for each batch of API confirming that the API has been tested via validated methods in accordance with the Specification in the jointly approved QC document.

4.                                     Stability

4.1                                 Avecia QA/QC and Stressgen QA, where appropriate, are jointly responsible to ensure that a routine stability monitoring programme is implemented.

4.2                                 Avecia will provide Stressgen QA with stability samples within [* *] of the manufacture.

5.                                     Quality Assurance

5.1                                 Documentation

5.1.1                      Avecia QA are responsible for ensuring creation of the Stressgen API specific manufacturing master documentation.  Avecia QA and Stressgen QA will approve the batch documentation before commencement of manufacturing.

5.1.2                      Avecia QA will approve Standard Procedures required for the manufacture of the API.

5.1.3                      Avecia QA will inform Stressgen QA of any critical/major deviations generated during the manufacture of each batch of API within [* *].

5.1.4                      Avecia QA will inform Stressgen QA of any critical/major changes to the master batch records, bills of materials specification and equipment.

5.2                                 Batch Disposition

5.2.1                        For each batch of API Avecia QA will provide to Stressgen QA copies of the release, executed batch record, Certificate of Analysis, Certificate of Conformance, any deviation/change control reports, and copies of supporting Analytical Raw Data.

5.2.2                      Avecia QA is responsible for ensuring that the API has been manufactured according to the Specifications, Procedures and Master Batch Records and cGMP.

5.2.3                      The release of the API for delivery to Stressgen is the responsibility of Avecia QA.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

4

5.2.4                      It is the responsibility of Avecia QA Manager in conjunction with Stressgen QA to review and decide on the disposition of potentially Non Conforming Materials.

5.2.5                      Avecia QA will carry out a Product Quality Review at the end of each campaign of manufacture and indicate the findings to Stressgen QA in a summary report.

5.3                                 Reprocess/Rework

5.3.1                      Avecia QA will not internally authorise any rework/reprocessing without written prior approval from Stressgen QA.

5.4                                 Internal Audits

5.4.1                      Avecia QA will carry out routine internal audits for GMP compliance according to approved schedules developed as part of the Avecia Quality System.  Avecia QA will inform Stressgen QA of any major observations that may impact the Stressgen Process.

5.5                                 Audits by the Customer

5.5.1                      Avecia will allow one audit for a maximum of two representatives from Stressgen QA to have access for a maximum of [* *] to Avecia’s facilities associated with the manufacturing and testing of Stressgen QA API.  Avecia require [* *] prior notice of a Stressgen QA audit.

5.5.2                       Avecia will permit Stressgen QA to conduct audits to address significant API Quality or Safety issues as discovered through API failures or complaints related to Avecia manufacturing of the API.  Avecia will require prior notice of [* *] from Stressgen QA.

5.5.3                       Avecia will provide Stressgen with a response to audit observations with [* *] after an audit.  Avecia will provide Stressgen with a plan for resolution of audit findings within [* *] after the audit.  The plan shall be mutually agreed by both parties.  Avecia will provide [* *] updates to Stressgen on the status of the other observations until they are resolved.

5.6                                 Customer Technical Support

Avecia and Stressgen will jointly agree the availability on site of Stressgen Technical Support and Quality Personnel.  Stressgen Personnel (1) will be allowed by exception access to clean rooms for a major quality and/or process issue.

5.7                                 Regulatory Actions

5.7.1                      Avecia QA will provide Stressgen QA information and support for any Stressgen QA regulatory submission (eg CMC) upon request. Stressgen QA will supply Avecia with copies of the submitted information.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

5

5.7.2                      Stressgen QA will inform Avecia QA of any pertinent changes in the CMC section of its regulatory document.

5.7.3                      Avecia QA will inform Stressgen QA of any change that may impact Stressgen QA regulatory submissions. Stressgen QA will provide written prior approval of the change within [* *].

5.7.4                      Avecia QA will provide Stressgen QA of advanced notice of any FDA/MHRA regulatory Inspection.

5.7.5                      Avecia will notify Stressgen within [* *] of the notification of an inspection or within [* *] of an unannounced arrival of a health authority investigator, of any inspections or actions by regulatory agencies or other enforcement bodies which could potentially impact Stressgen API

5.7.6                      Avecia QA will inform Stressgen of any observations (from a Regulatory Inspection) that may affect the Stressgen Process.

5.7.7                      PAI Activities: Avecia will cooperate with Stressgen in preparing for pre-approval inspections (PAI) by health authorities.  This includes PAI preparation and mock PAI.  Stressgen will perform mock PAI.  Avecia will take the lead during PAI by health authorities and Stressgen will be on site to provide support.

6.                                     Dispute Resolution

In the event that a dispute arises between Avecia and Stressgen QA relating to conformity of a batch of API with cGMP or with the specifications defined in the Commercial Contract, such dispute shall be resolved in the following manner.  The parties’ Quality Units shall promptly discuss the dispute in good faith to attempt to reach agreement on whether there has been a non-conformity in the batch of API and, if so, what course of action shall be taken to address it.  In the event that the parties’ Quality Units fail to reach such agreement, the matter shall be referred to an independent expert nominated by agreement of the parties and both parties will abide by the decision of the independent QA expert. Such referral shall be solely for the purpose of establishing whether or not there is any non-conformity in the batch of API.  The decision of such independent expert shall be binding upon the parties.

7.                                     Validation

Avecia and Stressgen QA will jointly agree the Validation Master Plan.

7.1                                 Equipment Computer Facility and Utility Qualification

7.1.1                       Avecia is responsible for ensuring that equipment, computer, facility, utility and support system for the manufacture of Stressgen API are qualified according to regulatory requirements.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

6

7.2                                 Laboratory Qualification

7.2.1                       Avecia is responsible for ensuring that all QC laboratories are in compliance with cGMP’s and are qualified in all of the methodology associated with Stressgen API.

7.2.2                       Avecia and Stressgen QA will agree responsibility for Validation Methodology.  Validation methodology will be developed in compliance with ICH Q2A test on Validation of Analytical Procedures and ICH Q2B Validation of Analytical Procedures.  If Stressgen QA provide Avecia with validated method then Avecia will only need to verify the methods.

7.3                                 Cleaning Verification/Validation

7.3.1                      Avecia is responsible for ensuring that adequate cleaning verification of product contact parts used in the manufacture of Stressgen QA API is carried out between batches of different products to prevent cross-contamination.

7.3.2                       Stressgen QA will provide information (solubility, toxicity, dose etc.) to establish cleaning limits.

7.4                                 Process Validation

Avecia and Stressgen QA will agree the Process Validation Strategy.

7.4.1                       When required, Avecia is responsible for ensuring that the manufacturing process is validated.  The validation should ensure that the process is capable of consistently achieving the API acceptance specification. Avecia will provide adequate resources to execute process validations as per mutually approved protocols.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

7

Appendix I  -  Responsibilities

Responsibility	Avecia	Stressgen QA
Master Batch Record Approval	[* *]	[* *]
Formula	[* *]	[* *]
Production Method	[* *]	[* *]
Scale-up Procedure	[* *]	[* *]
Validation Procedures	[* *]	[* *]
Stability Programme	[* *]	[* *]
Raw Material Selection/Review	[* *]	[* *]
Documentation for TSE risk	[* *]	[* *]
Specific Product Information (safety, transport etc)	[* *]	[* *]
Product Delivery	[* *]	[* *]
API Storage	[* *]	[* *]
API Specification – Technical Feasibility	[* *]	[* *]
API Specification – Safety and Regulatory	[* *]	[* *]
Method of Analysis	[* *]	[* *]
Method of Analysis Validation	[* *]	[* *]
Analysis + Release	[* *]	[* *]
Storage of API QC Samples	[* *]	[* *]
Stability Programme	[* *]	[* *]
Manufacture of API	[* *]	[* *]
Batch Number Assignment	[* *]	[* *]
Expiry Date Assignment	[* *]	[* *]
Manufacturing Documentation	[* *]	[* *]
In Process Controls	[* *]	[* *]
Expiry Date Assignment	[* *]	[* *]
Audit of API Manufacturer	[* *]	[* *]
Deviation Management	[* *]	[* *]
Change Management	[* *]	[* *]
Retention of Records	[* *]	[* *]
Validation Master Plan Approval	[* *]	[* *]
API Release to Stressgen QA	[* *]	[* *]
Stressgen QA API Release to Fill Finish	[* *]	[* *]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

8

Appendix II - List of Contacts

Area of Responsibility	AVECIA Main Fax: [* *]	Stressgen QA Main Fax:
QA	[* *]	[* *]
QC	[* *]	[* *]
Regulatory Manager	[* *]	[* *]

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

9

Appendix III - Glossary of Terms

Critical Deviation

A departure from an approved instruction or established standard that will have a direct impact on product quality.

Major Deviation

A departure from an approved instruction or established standard that has a potential to impact on product quality.

Validation Master Plan

A high level document to summarise the key elements of the validation programme for a Customer Project.

Master Batch Record

A manufacturing instruction jointly approved by Avecia QA and Stressgen QA.

Quality

Safety, identity, purity, strength and potency requirements for API.

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

10

Appendix IV - List of Jointly Approved Documents

Quality Agreement

Master Batch Records

Quality Control Document

Quality Control Test Methods

Process Description

Validation Master Plan

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

11

Schedule 8

Scope Statement

[*] = CONFIDENTIAL TREATMENT REQUEST(ED).

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as Amended.

CONFIDENTIAL

Schedule 8

Scope Statement

Scope Statement for Process Development, Validation and cGMP Manufacturing of Drug Substance
intended for use in Pivotal Clinical Studies and Marketed Drug Product.

STRESSGEN:	Stressgen Biotechnologies, Inc.
409 2nd Avenue, Suite 201
Collegeville, PA 19426-2655

Date:   January 23, 2004

[*] = Confidential Treatment Request(ed).

Table of Contents

1	PURPOSE
2	PROGRAM DEFINITIONS
3	ACRONYMS
4	SCOPE CONSTRAINTS AND ASSUMPTIONS
5	STRESSGEN’S RESPONSIBILITIES
6	TECHNOLOGY TRANSFER STAGE
6.1	Fermentation Process Transfer
6.2	Downstream Process Transfer
6.3	Formulation Process Transfer
6.4	Analytical Methods Transfer
6.5	Technology Transfer Report
7	[* *] STUDY STAGE
7.1	[* *] Study
7.2	[* *] Study
7.3	[* *] Study
7.4	[* *] Study
7.5	[* *] Study
7.6	Feasibility Report and Development Authorization
8	[* *] STAGE
8.1	[* *]
8.2	Cell Paste [* *]
8.3	[* *]
8.4	API Formulation [* *]
8.5	[* *]
8.6	Report and Process Description
9	API Production: Pivotal Clinical Trial Supply
9.1	GMP Pre-production Deliverables
9.2	GMP Fermentation Production
9.3	API Batches: Pivotal Clinical Trial Supply
9.4	GMP Drug Substance Characterization Report (IND)
10	Validation Stage
10.1	Validation Master Plan
10.2	Analytical Method Validation
10.3	API Validation Batch Pre-production
10.4	Fermentation Validation Batch Manufacturing
10.5	API Validation Batches
11	Regulatory Support
11.1	IND [* *] CMC Process)
11.2	Marketing Applications
11.3	Mock Audits
11.4	Pre-Approval Inspection Support
12	Program Management

[*] = Confidential Treatment Request(ed).

1      PURPOSE

This Scope Statement is incorporated into the Biological Service Agreement dated January 23, 2004 by and between Stressgen and Avecia (for the purposes of this Scope Statement, the “BSA”).  This Scope Statement is based on Avecia’s Proposal 2346.04 and describes in further detail the services and deliverables to be performed and provided by Avecia for the development of commercial process, cGMP manufacture of phase III clinical supply of the API, validation of the process at scale and ancillary activities necessary to support a BLA filing with the FDA.  If any item in this Scope Statement is inconsistent with the BSA, the terms of this Scope Statement will control, but only with respect to the services to be performed under this Scope Statement.  All capitalized terms used and not expressly defined in this Scope Statement will have the meanings given to them in the Agreement.  No Changes to this Scope Statement will be effective unless made in writing pursuant to a mutually agreed Programme Amendment Order (as defined in the BSA) signed by both parties.

The work will be conducted on a time and materials basis in [* *] distinct stages.  The initial stage was commenced under Stressgen PO# PAD0071 dated December 19, 2003.  Stressgen must [* *] prior to any further billable work by Avecia.  Planning for each stage will be [* *] overseen by the Project Team.

2      PROGRAM DEFINITIONS

The definitions listed below reflect terms used in this document.

API	See “Drug Substance”
Avecia	Avecia Limited, acting through its Avecia Biotechnology business of Hexagon House, Blackley, Manchester, M9 8ZS, England.
Batch	Output from the fermentation or Purification activities (e.g., Drug Substance Batch). The working volumes of the fermenters [* *].
BSA	The Biological Service Agreement between Stressgen and Avecia dated January 23, 2004, setting forth the terms and conditions governing the conduct of the Programme.
Cell Paste:	Bulk recovered cells from the production fermenter.
cGMP:

Current Good Manufacturing Practice as described in: Guidance for Industry Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients, and 21 Code of Federal Regulations, Parts 210 and 211.

Common Technical Document	Common Technical Document as defined by ICH guidelines.
[* *]	[* *]
Development Run:	A non-GMP run at manufacturing scale intended to show that the process and resulting bulk meets all specifications.
Drug Product:	The dosage form in the final immediate packaging intended for clinical use or commercial sale.
Drug Substance:

Any substance or mixture of substances intended to be used in the manufacture of a drug (medicinal) product and that, when used in the production of a drug, becomes an active ingredient of the Drug Product.  Such substances are intended to furnish pharmacological activity or other direct effect in the diagnosis, cure, mitigation, treatment, or prevention of disease or to affect the structure and function of the body. In this document, Drug Substance refers to HspE7 manufactured in compliance with cGMP and ready for processing into Drug Product.

[*] = Confidential Treatment Request(ed).

Fermentation	All unit operations involved in the fermentation step of the process.
Formulation Process	All unit operations involved in final processing of HspE7 and filling it into the bulk containers.
HspE7	Stressgen’s target protein molecule (SGN-00101). Also used to refer to material or samples not made under cGMP (i.e., not Drug Substance).
Interim Reference Standard	Reference Standard qualified from HspE7 taken from a Development Batch.
Lot	Output from finish/fill activities (e.g., Drug Product Lot).
MiniPrep	Bench-scale purification of material for [* *] testing.
Process A	The original downstream process as described [* *].
Process B	A redeveloped downstream process that [* *]
Process Consumables:

Materials used as an aid in the manufacture of an intermediate or Drug Substance that do not themselves participate in a chemical or biological reaction.  For example: resins, raw materials, filters, membranes, disposable analytical test kits, disposable bags.

Program:	The services performed by Avecia under this Agreement.
Purification:	All unit operations involved in the purification of the Drug Substance.
Recovery:	All unit operations which yield Cell Paste from the fermentation broth.
Reference Standard	A substance that has been shown by an extensive set of analytical tests to be authentic material that should be of high purity. This standard can be (1) [* *]; (2) [* *]; (3) [* *] or (4) [* *].
Research Batch:	A non-cGMP run intended to execute the series of unit operations at reduced scale, in the specified order, to demonstrate [* *] in its entirety.
Scope Statement:

This schedule to the BSA, which represents the statement of work by Avecia for the Programme and specifies the design, information desired, estimated duration of the Programme and all other matters pertinent to the conduct and completion of the Programme.  The Scope Statement will be used to define the [* *] for the Programme.

Stressgen:	Stressgen Biotechnologies, Inc.: Contract and Program Management performed at the offices located at 409 2nd Avenue, Suite 201Collegeville, PA 19426-2655
[* *]	Assay used to determine [* *] of API.
Up Stream Process:	Up Stream Processing operations to include seed fermentation through Cell Paste recovery
Validation Master Plan:	The outline of activities relating to the validation aspects of a manufacturing process.
Work Breakdown Structure

A hierarchical organization of deliverables due from a project. Forms the outline of the Scope Statement and Statement of Work. Addition of durations and dependences to the work elements leads to a project schedule (usually depicted as a Gantt chart).

[*] = Confidential Treatment Request(ed).

3      ACRONYMS

BSA	Biological Services Agreement
C of A	Certificate of Analysis
C of C	Certificate of Compliance
CMC	Chemistry, Manufacturing and Controls
EOP	End Of Production
ETP	Engineering Test Plan
FDA	Food and Drug Administration
GMP	Good Manufacturing Practices
[* *]	[* *]
ICH	International Committee on Harmonization
IPC	In-Process Control
MCB	Master Cell Bank
MWCB	Manufacturing Working Cell Bank
PTP	Process Transfer Package
QA	Quality Assurance
QC	Quality Control
[* *]	[* *]
SOP	Standard Operating Procedure
STM	Standard Test Method
USP	United States Pharmacopoeia
WBS	Work Breakdown Structure

[*] = Confidential Treatment Request(ed).

4        SCOPE CONSTRAINTS AND ASSUMPTIONS

The following constraints define the limits of the Program’s scope. The deliverables must fall within these constraints; conversely, work outside these constraints would require a scope change approval mutually agreed upon by the parties.

1)              Process Consumables used in manufacturing must meet [* *] regulatory standards, where applicable and materials are available.

2)              Avecia will select only Process Consumables for which [* *], where possible.

3)              Drug Product testing will be [* *].

4)              All work outputs (e.g. reports on the Program, and cGMP documentation) will be prepared using Avecia’s standard format(s) unless otherwise specified in the Scope Statement. Avecia will supply all documentation in electronic format compatible with regulatory guidelines on submissions, where possible.

5)              The final process design will be suitable for a commercial supply of Drug Substance at a batch size of [* *].

6)              The minimum number of successful validation batches to meet [* *] requirements is stipulated to be [* *].

7)              Third parties contracted by Avecia or Stressgen must not adversely impact the timeline.

8)              Existing assays that will be transferred to Avecia can be modified, if necessary, but no totally new assays will be developed, unless otherwise specified in this Scope Statement.

9)              All specifications for IPC and release [* *]. Stressgen is responsible for the appropriateness of any specification from [* *], Avecia will be responsible for the appropriateness of any specification from [* *].

10)        The following assumptions have been used by Avecia in preparing the Proposal and estimating costs:

10.1   [* *]development:

10.1.1                  The process flow sheet [* *] for the technology transfer, feasibility and development activities;

10.1.2                  The above flow sheet will give figures for [* *];

10.1.3                  Product from [* *] specifications;

10.1.4                  The feasibility study will indicate that the variables that require optimization are [* *] the required specification value by [* *];

10.1.5                  If [* *] for product manufacture;

10.1.6                  If [* *] is acceptable to [* *] and they [* *] will [* *];

10.1.7                  The potential for a method [* *] within the current scope of the program;

10.1.8                  [* *] API formulation [* *].

10.2                        Manufacture

10.2.1                  Processing [* *] would be expected to deliver [* *] product

10.2.2                  [* *] delivers product that meets [* *] for the product

10.2.3                  The overall process takes [* *]and involves [* *] major unit operations or as defined in 10.1.1

10.2.4                  Avecia will manufacture [* *]  batches during the validation stage.

5      STRESSGEN’S RESPONSIBILITIES

This section lists the information and materials that will be provided by Stressgen as applicable to facilitate the Program (“Stressgen Deliverables”) and Stressgen’s responsibilities under the Program.

[*] = Confidential Treatment Request(ed).

1)              Provide diligent and timely direction on the overall program strategy and objectives, and will fully collaborate on the scientific, technical, and managerial aspects of the program.

2)              Support and cooperate with the execution of the Program and shall not knowingly engage in any act or omission, which may reasonably be expected to prevent or delay the successful execution of the Program.

3)              Provide timely review and approval of all documents from Avecia such as: batch records, client-specific STMs, bill of materials and other applicable documentation.  Turn around time from Stressgen will be [* *].

4)              Facilitate support from [* *] to coordinate final [* *].

5)              Supply appropriate material for [* *].

6)              Provide [* *] by Avecia.

7)              Provide [* *] that could be used [* *] at Avecia’s discretion, [* *].

8)              Submission of regulatory filings.

9)              Development and manufacture of Drug Product, and any associated activities requiring work by Avecia [* *].

10)        Author the non-CMC submissions for IND and BLA.

11)        Comply with Avecia’s SOP regarding visitor conduct while at Avecia’s site.

6      TECHNOLOGY TRANSFER STAGE

6.1  Fermentation Process Transfer

6.1.1  Objective

Pursuant to Stressgen PO# PAD0071 dated December 19, 2003, Stressgen will transfer information about and samples from [* *] to [* *]. Stressgen and Avecia will agree to a [* *] that Avecia will perform to demonstrate capability. Avecia will produce [* *] for further processing and analysis, and report results to Stressgen.

6.1.2       Stressgen Input

6.1.2.1        Fermentation process description

6.1.2.2        Fermentation batch record

6.1.2.3        [* *] report

6.1.2.4        [* *] vials

6.1.2.5        [* *] stability and characterization reports

6.1.2.6        [* *] method

6.1.2.7        Samples of [* *]

6.1.3       Avecia Deliverables

6.1.3.1        [* *] report, including Avecia analysis of previous work:

•                  Master and executed batch records

•                  [* *] reports ([* *], etc.)

•                  [* *]

•                  [* *] report

•                  [* *] report

•                  [* *] reports

[*] = Confidential Treatment Request(ed).

•                  Draft [* *]

6.1.3.2        Established cell banks

6.1.3.2.1  [* *] Storage protocols and records

6.1.3.2.2  [* *] safety report, if required.

6.1.3.3        [* *]

6.1.3.4        Plan for [* *] activities during [* *] stage.

6.2  Downstream Process Transfer

6.2.1       Objective

Stressgen will transfer information about and samples from [* *]. Stressgen and Avecia will agree to [* *] that Avecia will perform to demonstrate capability. Avecia will produce [* *] HspE7 at [* *], plus another [* *], for analysis, and report results to Stressgen.

6.2.2       Stressgen Input

•                  [* *] Description

•                  [* *] Batch Records

•                  [* *] Development Report including updated info for [* *]

•                  Samples of HspE7 and process intermediates.

•                  Cell Paste used previously to produce acceptable HspE7 batches for comparison

6.2.3       Avecia Deliverables

6.2.3.1        [* *] report, including Avecia analysis of previous work:

•                  Master and executed batch records

•                  [* *]

•                  [* *]

6.2.3.2        [* *] API [* *]

6.2.3.3        Analysis of [* *] API

6.2.3.4        Plan for [* *] during [* *] stage

6.3  Formulation Process Transfer

6.3.1       Objective

Stressgen will transfer information about and samples from [* *] to facilitate [* *]. Avecia will review this information and provide [* *].

6.3.2       Stressgen Input

•                  Report on [* *].

•                  [* *] report.

•                  Container closure system descriptions for bulk Drug Substance and Drug Product.

•                  Data on stability of Drug Substance and Drug Product.

[*] = Confidential Treatment Request(ed).

•                  Samples of Drug Substance and Drug Product

6.3.3       Avecia Deliverables

6.3.3.1        [* *] transfer report, including Avecia review of previous work:

•                  API Container closure system suitability

•                  API Stability data and stability program design

•                  [* *] API formulation process

6.3.3.2        Plan for [* *] work during [* *] stage (in conjunction with Stressgen [* *])

6.3.3.3        Formulated [* *] API batches

6.4  Analytical Methods Transfer

6.4.1       Objective

Stressgen will transfer information about [* *] to facilitate Avecia’s ability to [* *]. Avecia will review this information, provide [* *]. Stressgen and Avecia will agree to [* *].

6.4.2       Stressgen Input

6.4.2.1        List of [* *]

6.4.2.2        List of [* *]

6.4.2.3        List of [* *] specifications

6.4.2.4        Test methods for above

6.4.2.5        List of [* *]

6.4.2.6        List of assays to be performed during transfer stage

6.4.2.7        [* *] Methods and related assays, [* *]

6.4.3       Avecia Deliverables

6.4.3.1        [* *] transfer report; including analysis of:

•      [* *] assays

•      Assays requiring [* *]

•      [* *] developed

•      Avecia’s [* *] development

6.4.3.2        Plan for analytical work [* *]

6.5  Technology Transfer Report

6.5.1       Objective

Avecia to summarize the individual unit operations reviews listed above and report readiness to proceed to feasibility stage.

6.5.2       Avecia Deliverables

•      Meeting minutes, action items, and completed transfer summary report

[*] = Confidential Treatment Request(ed).

7  [* *] STUDY STAGE

7.1       [* *] Study

7.1.1       Objective

To screen the [* *] during the transfer stage to identify [* *] for commercial manufacture, recommend [* *], and plan the [* *] activities.

7.1.2       Avecia Deliverables

7.1.2.1       Experiments to:

•      [* *]

•      [* *]

•      [* *] extract

•      [* *] stability [* *]

7.1.2.2        [* *] report, including plan for [* *] work during [* *] stage.

7.2  [* *] Study

7.2.1       Objective

To screen [* *] design(s) [* *] for commercial manufacture, recommend [* *], and plan the [* *] activities.

7.2.2       Avecia Deliverables

7.2.2.1        Experiments to:

•      Characterize [* *]

•      Determine [* *] — Cell Paste storage data

•      Evaluate [* *]  vs. [* *] phase

•      Characterize [* *] scales and steps

•      Determine [* *] strategy

7.2.2.2        [* *] report, including plan for [* *] stage.

7.3  [* *] Study

7.3.1       Objective

To screen [* *] for commercial manufacture, recommend [* *], and plan the [* *] activities.

7.3.2       Avecia Deliverables

7.3.2.1        Experiments to investigate:

•      Initial [* *]

•      [* *]

•      [* *]

•      [* *] HspE7

•      [* *]

•      Final overall HspE7 [* *]

•      [* *]

[*] = Confidential Treatment Request(ed).

7.3.2.2        [* *] report, including plan for [* *] during [* *] stage.

7.4  [* *] Study

7.4.1       Objective

To screen API [* *] to identify [* *] commercial manufacture, recommend [* *], and plan the [* *] activities. This work will be done [* *] , to the extent possible, will recommend an API formulation [* *] Drug Product; however, [* *] the final API formulation will be Avecia’s responsibility.

7.4.2       Avecia Deliverables

7.4.2.1        Experiments to:

•      [* *]

•      [* *]

•      [* *] of HspE7

•      [* *]  of the formulated API

7.4.2.2        [* *] report including plans for [* *] work during [* *] stage.

7.5  [* *] Study

7.5.1       Objective

To screen [* *], select and qualify [* *] purposes, and plan the [* *] stage activities.

7.5.2       Avecia Deliverables

7.5.2.1        Experiments to:

•      [* *]  methods [* *]

•      [* *] assays as required, e.g.,

•      [* *] need

•      [* *]

•      Review [* *] for entire process

•      [* *] batch release and stability assays

7.5.2.2        [* *] report, including objectives for further [* *].

7.6  [* *] Report and Development Authorization

7.6.1       Objective

Avecia to summarize [* *] reports listed above, and report readiness to proceed.

7.6.2       Stressgen Input

•      Review of [* *]

•      Approval to [* *] stage

[*] = Confidential Treatment Request(ed).

7.6.3       Avecia Deliverables

7.6.3.1        Summary [* *] Report, including [* *]  plans and goals for [* *] stage.

8  [* *] STAGE

Upon Stressgen’s approval to proceed with [* *], Avecia will execute the [* *] from the [* *] stage in order to develop [* *]. Avecia will parallel track its work to the extent possible, and will resource the work adequately to allow [* *], particularly on [* *]. This stage will [* *] the final [* *] for the pivotal clinical trial supply and commercial manufacture, and produce pilot batches at scale.

8.1       [* *]

8.1.1       [* *] Objectives

Avecia will execute the [* *] approved during the [* *] stage to [* *] process for future commercial scale, and produce pilot batches of Cell Paste.  Criteria for completion of development include [* *] process:

•      [* *]

•      Produces at least [* *]HspE7 batches (not for clinical use)

•      Generates HspE7 with [* *].

8.1.2       [* *]  Deliverables

8.1.2.1        [* *] report

8.1.2.2        Draft [* *] records and any [* *] control automation code

8.1.2.3        [* *] acceptable HspE7 Cell Paste batches at the [* *]  scale

8.1.2.4        Cell Paste samples for testing

8.1.2.5        Cell characterization analysis

8.1.2.6        Draft [* *] batch records

8.1.2.7        Draft sample testing plan

8.1.2.8        Draft GMP transfer package for the [* *] process

8.2  Cell Paste [* *]

8.2.1       [* *] Objectives

Avecia will execute the [* *]  approved during the [* *] stage to [* *] for future commercial scale, and produce pilot batches of Cell Paste.  Criteria for completion of development include evidence that the [* *]:

•      [* *]

•      Produces acceptable Cell Paste batches at the scales tested in section 8.1.2  (not for clinical use)

8.2.2       [* *] Deliverables

8.2.2.1        Draft [* *] batch records, including [* *] for Cell Paste

8.2.2.2        Cell Paste samples for testing

[*] = Confidential Treatment Request(ed).

8.2.2.3        Draft sample testing plan

8.2.2.4        Draft GMP transfer package for the [* *] process

8.3  [* *]

8.3.1       Objective

Avecia will execute the [* *] approved during the [* *] the downstream purification process for future commercial scale, and produce pilot batches of API. Avecia will [* *], demonstrating process robustness and reproducibility

Specific objectives are that the process [* *] HspE7 with:

•      [* *] material.

•      [* *]

•      [* *] as determined by [* *].

•      [* *] similar to the [* *]  reference material, as measured by the [* *]  bioassay.

•      Overall quality that allows for release of an Interim Reference Standard batch that can be qualified for release of the Drug Substance for pivotal clinical trial supplies.

8.3.2       Avecia Deliverables

8.3.2.1        Updated Technical Summary Report

8.3.2.2        [* *]

8.3.2.3        HspE7 samples for testing

8.3.2.4        [* *] acceptable batches of HspE7 at [* *]

8.3.2.5        Draft batch records

8.3.2.6        Draft sample test plan.

8.4  API Formulation [* *]

8.4.1       Formulation [* *] Objectives

Avecia will [* *] bulk Drug Substance formulation that [* *] a commercial manufacturing process.  Avecia will collaborate with the [* *] to ensure compatibility of the [* *] with the [* *] to the extent possible, but responsibility for the [* *] for the API lies with Avecia.

Specific objectives are that the bulk formulation process:

•      [* *]

•      Be stable at [* *]

•      Has components that [* *]assays

•      [* *] Drug Product formulation that can be lyophilized

•      Generates samples that Stressgen can use for lyophilization [* *]

[*] = Confidential Treatment Request(ed).

8.4.2       API Formulation [* *] Deliverables

8.4.2.1        [* *] samples (less than [* *]) for testing ([* *], etc.)

8.4.2.2        Report on API [* *] formulation process [* *].

8.4.2.3        API Formulation material [* *]

8.4.2.4        API Stability report ([* *])

8.4.2.5        API Container closure system specifications for bulk Drug Substance.

8.4.2.6        Report evaluating stability of Drug Substance to [* *]

8.4.2.7        Draft API formulation records

8.5  [* *]

8.5.1       [* *] Objectives

[* *] methods for

•      [* *] testing,

•      demonstration of [* *],

•      Batch release,

•      Characterization of HspE7,

•      Stability studies, including [* *] stability indicating assays from forced degradation and/or accelerated studies.

8.5.2       [* *] Deliverables

[* *] listed in the following table, which is indicative and will be reviewed during [* *].

Assay	[* *]	[* *]	[* *]	Safety	Purity	Identity	Stability	Strength	IPC	[* *]
[* *]		X		X						[* *]
[* *]		X		X						[* *]
[* *]		X	X		X	X	X			[* *]
[* *]			X				X			[* *]
[* *]			X		X	[* *]	X	[* *]	[* *]	[* *]
[* *]			X		X		X			[* *]
[* *]		X	X			X	X			[* *]
[* *]			X				X			[* *]
[* *]		X	X		X					[* *]
[* *]		X						X	X	[* *]
[* *]		X					X		X	[* *]
[* *]							X		X	[* *]
[* *]		X		X						[* *]
[* *]			X							[* *]
[* *]			X							[* *]
[* *]			X							[* *]

[*] = Confidential Treatment Request(ed).

[* *]	X					[* *]
[* *]	X					[* *]
[* *]	X					[* *]
[* *]	X					[* *]
[* *]	X					[* *]
[* *]			X	X		[* *]
[* *]		X			X	[* *]

* if necessary

8.5.2.1        Assays requiring special attention

•      [* *] assay for Cell Paste strength, identity, and stability

•      [* *], or a summary report documenting the work done and data produced and [* *]. The report will include data generated from [* *] testing.

•      At least [* *] assays for [* *]

•      A [* *] assay, or a summary report documenting the work done and data produced and the reasons [* *].  The report will include the data generated from [* *]  results using [* *] standard commercial kit methods, and estimates of [* *]  by other methods.

8.5.2.2        [* *] report, including reports on any assays that were [* *]  is available

8.5.2.3        Draft [* *]

8.5.2.4        [* *] Reference Standard qualification report

8.5.2.5        Characterization report comparing HspE7 [* *]

8.5.2.6        Pilot stability study protocols and initiated studies

8.5.2.7        Pilot stability study interim data report

8.5.2.8        Draft stability protocols for Drug Substance

8.5.2.9        HspE7 batch released with a Certificate of Fill for fill/finish processing and qualification as the [* *] Reference Standard for release of pivotal clinical trial supplies (could be part of 8.3.2.4)

8.6       [* *] Report and Process Description

8.6.1       Objective

Avecia to summarize the individual reports listed above, and document the rationale for the overall process design.

8.6.2       Stressgen Input

•      Review of individual development reports

8.6.3       Stressgen Deliverable

•      Approval to proceed to Phase III GMP campaign

[*] = Confidential Treatment Request(ed).

8.6.4       Avecia Deliverables

8.6.4.1        Development Report

8.6.4.2        API Process Description.

9  API Production: Pivotal Clinical Trial Supply

Upon Stressgen’s approval of the successful completion of the [* *] stage, Avecia will manufacture, and release API for processing into Drug Product for use in pivotal clinical trials.

9.1       GMP Pre-production Deliverables

9.1.1       GMP Pre-Production Objectives

Avecia will complete a detailed study of the readiness of the process to fit into the cGMP facilities and the suitability of the available equipment and utilities for the process design. Required alterations to [* *] will be identified and implemented in advance of the campaign so that the [* *] is not delayed.

9.1.2       GMP Pre-Production Deliverables

9.1.2.1        Released raw materials

9.1.2.2        Approved equipment list, utilities and automation codes

9.1.2.3        Approved batch records

9.1.2.4        Approved ETP

9.1.2.5        Approved STM

9.1.2.6        Approved PTP for the fermentation process, through Cell Paste recovery

9.1.2.7        Approved PTP for Purification and Formulation Processes, including final formulation

9.1.2.8        Approved Stability Protocols for Cell Paste and Drug Substance

9.1.2.9        Updated development reports (as needed)

9.1.2.10      Approved GMP Campaign Plan

9.2       GMP Fermentation Production

9.2.1       Fermentation Production Objectives

Produce at least [* *] of Cell Paste at the [* *]  scale for use in the manufacture of Drug Substance at the [* *] scale for use in pivotal clinical trials. Produce [* *] of Cell Paste at the [* *] scale to confirm the process [* *].

[*] = Confidential Treatment Request(ed).

9.2.2       Deliverables

9.2.2.1     Updated technical summary reports from the Cell Paste production.

9.2.2.2     Executed and reviewed batch documentation.

9.2.2.3     cGMP Cell Paste for subsequent Drug Substance batches, suitable for pivotal clinical trials.

9.2.2.4     Cell Paste stability studies initiated

9.2.2.5     Cleaning summary report.

9.2.2.6     EOP testing

•      Approved Protocol

•      Execute EOP sampling.

•      Approved EOP report

9.2.2.7     [* *]  HspE7 Cell Paste batches at the [* *]  scale

9.2.2.8     Purification of [* *] equivalent fermentation scale aliquot of cell paste from a [* *] fermentation under non-GMP conditions.

9.3       API Batches: Pivotal Clinical Trial Supply

9.3.1       Objective

Produce [* *] scale batches of API for processing into Drug Product for pivotal clinical trials.

9.3.2       Deliverables

9.3.2.1        Updated technical summary reports from the API production.

9.3.2.2        Executed and reviewed batch records.

9.3.2.3        At least [* *] successful engineering batches at the [* *] scale

9.3.2.4        [* *] batches at the [* *] scale of cGMP Drug Substance

9.3.2.5        [* *] for the Drug Substance batches.

9.3.2.6        Drug Substance stability studies initiated.

9.3.2.7        Cleaning summary report.

9.4       GMP Drug Substance Characterization Report (IND)

9.4.1       Characterization Objective

Avecia will characterize the [* *] and [* *] and [* *] cGMP clinical batches to support Stressgen IND Amendment filing.

[*] = Confidential Treatment Request(ed).

9.4.2       Characterization Deliverables

9.4.2.1        Characterization protocol

9.4.2.2        Characterization Summary report

9.4.2.3        Reference Standard qualification protocol

9.4.2.4        Reference Standard qualification report

9.4.2.5        Qualified reference standard.

10  Validation Stage

10.1     Validation Master Plan

10.1.1                     Objective

Determine the acceptable operating ranges for the process and Drug Substance specifications, to provide assurance that the Drug Substance manufacturing process and testing methods will reliably and reproducibly perform their intended purpose in the manufacture of a commercial Drug Product.

10.1.2                     Deliverables

10.1.2.1      Laboratory Performance Characterization Study

10.1.2.2      Draft VMP

10.1.2.3      Draft Protocols for process validation.

10.1.2.4      Draft protocols for cleaning method validation

10.1.2.5      Draft ETP (as needed)

10.2     Analytical Method Validation

10.2.1                     Analytical Method Validation Objectives

Avecia will generate data demonstrating the:

•      Complete [* *] HspE7 related [* *].

•      Limits of [* *].

•      Completion of method validation for [* *] tests prior to validation batch manufacturing.

10.2.2                     Deliverables

10.2.2.1      Validation Summary

Report for each method identified in the table below, which is indicative and will be reviewed during development:

Assay	[* *]	[* *]	Safety	Purity	Identity	Stability	Strength	IPC	[* *]
[* *]	X		X						X
[* *]	X		X						X
[* *]	X	X		X	X	X			X

[*] = Confidential Treatment Request(ed).

[* *]		X				X			X
[* *]		X		X		X
[* *]		X		X		X			X
[* *]	X	X			X	X			X
[* *]		X				X
[* *]	X	X		X					X
[* *]	X						X	X	X
[* *]	X							X	X
[* *]						X		X	X
[* *]	X		X						X
[* *]	X				X				X

10.3     API Validation Batch Pre-production

10.3.1                     Objective

Prepare Avecia facilities and process documentation for validation batch manufacturing.

10.3.2                     Deliverables

10.3.2.1 Updated Process documentation

10.3.2.2 Approved PQ batch validation protocols

10.3.2.3 Approved cleaning validation protocols

10.4     Fermentation Validation Batch Manufacturing

10.4.1                     Objective

Produce [* *]  batches of Cell Paste to support process validation.

10.4.2                     Deliverables

10.4.2.1      [* *] batches to support [* *] filing (scales to be determined)

10.4.2.2      Executed Protocols.

10.4.2.3      Process validation reports from fermentation and Cell Paste recovery.

10.4.2.4      Cleaning validation reports.

10.4.2.5      Executed and reviewed batch records.

10.4.2.6      Cell Paste stored for future manufacturing [* *]

10.4.2.7      Cell Paste on stability

10.5     API Validation Batches

10.5.1                     Objective

Produce [* *] batches of Drug Substance process validation.

[*] = Confidential Treatment Request(ed).

10.5.2                     Deliverables

10.5.2.1      [* *] to support [* *] filing (design scale)

10.5.2.2      Executed Protocols.

10.5.2.3      Process validation reports from the Downstream Process.

10.5.2.4      Cleaning validation reports.

10.5.2.5      Executed and reviewed batch records.

10.5.2.6      Drug Substance stored [* *]

10.5.2.7      Drug Substance from all [* *] batches on stability.

10.5.2.8      [* *] for the Drug Substances.

10.5.2.9      Characterization report on API from validation batches: comparison to each other and pivotal [* *] batch

11  Regulatory Support

11.1     IND [* *] CMC Process)

11.1.1                     Regulatory Support Objective

Support Stressgen’s regulatory filing by assembling data, documentation and information from work performed at Avecia into the CMC section of an IND [* *] process in preparation for pivotal clinical trials.

11.1.2                     Stressgen’s Input

11.1.2.1      Regulatory strategy

11.1.2.2      Editorial supervision of CMC section

11.1.2.3      Submission of IND [* *]

11.1.3                     Avecia Deliverables

11.1.3.1      Copies of data and documents as requed for regulatory submission support.

11.1.3.2      Characterization report (from section 8.5.2.5)

11.1.3.3      Completed, [* *] for IND [* *], formatted in Word or PDF.

11.2     Marketing Applications

11.2.1                     Objective

Provide Stressgen with the written CMC section to support BLA filing in [* *], in accordance with the [* *].

[*] = Confidential Treatment Request(ed).

11.2.2                     Stressgen’s Input

11.2.2.1      Regulatory strategy

11.2.2.2      Editorial supervision of CMC section

11.2.2.3      Submission of marketing applications to [* *]

11.2.3                     Avecia Deliverables

11.2.3.1      QA’d CMC section formatted in Word or PDF, ready for BLA filing in [* *].

11.2.3.2      Supporting documents for CMC section

11.3     Mock Audits

11.3.1                     Objective

Support [* *] mock Pre-Approval Inspection audits, [* *].

11.3.2     Deliverables

11.3.2.1      Audit Observation report and any associated corrective actions for each mock audit.

11.3.2.2      Other objects to be determined

11.4     Pre-Approval Inspection Support

11.4.1     Objective

Support Stressgen readiness for inspections from [* *] regulatory authorities in anticipation of Drug Product approval.

11.4.2     Deliverables

11.4.2.1      To be determined.

12  Program Management

12.1.1     Objective

Stressgen and Avecia will jointly develop and maintain a Project Management Plan. The plan will include the composition and responsibilities of a Steering Committee, a Project Team, and the communication plan and change control process for the project.

12.1.2     Deliverables

12.1.2.1      Scope Statement

•      This document, supported by detailed work plans for each unit operation. Modified by means of approved Programme Amendment Orders only. Updated monthly.

12.1.2.2      Programme Cost Schedule

•      The estimated Programme budget, organized according to the [* *]. Updated monthly.

12.1.2.3      Programme Timeline

•      Timeline of events, [* *]. Updated monthly.

[*] = Confidential Treatment Request(ed).

12.1.2.4      Project team minutes and other documentation

12.1.2.5      Monthly project status report:

•      Project metrics

•      Milestone status (current and next quarter)

•      Current activities update and [* *]

•      Meeting calendar

•      Current and incipient risk events and mitigation plans

•      Issues log

•      Change requests and change control log.

[*] = Confidential Treatment Request(ed).

Schedule 9

Programme Budget and Payment Schedule

See Attached (2 pages)

[*] = Confidential Treatment Request(ed).

ID		Invoice Trigger Scope Reference	Task Name	Total £’000
1		6	Technology transfer	[* *]
2		7	Feasibility study	[* *]
3		8 except below	[* *] development	[* *]
4		8.3.2.4	[* *] batches HspE7 at [* *] scale	[* *]
5		8.5.2.5	Characteristion report comparing HspE7 with [* *]	[* *]
			API production Pivotal Clinical trial supply
6	[**]		GMP pre-payment	[* *]
7		9.1	GMP Pre- production deliverables	[* *]
8	[**]	9.2	GMP Fermentation Production	[* *]
9		9.2.2.8	Non-GMP purification from [* *]	[* *]
10	[**]	9.3	API batches - Pivotal clinical trial supply - Release	[* *]
11			API batches - Receipt of shipment instruction for final delivery	[* *]
12		9.4	Drug substance characterisation report	[* *]
			Validation Stage
13		10.1	Validation Master Plan	[* *]
14		10.1.2.1	Laboratory Performance Characterisation Study	[* *]
15		10.2	Analytical Method Validation	[* *]
16	[**]		GMP pre-payment	[* *]
17	[**]	10.5.2.1 by batch	Fermentation/API validation batches	[* *]
18			1
19			2
20			3
21			4
22			5
23	[**]	10.5.2.5	Fermentation/API validation - Release	[* *]
24			API validation - Receipt of shipment instruction for final delivery	[* *]
25		10.5.2.2 by batcf	Execution of Validation Plan	[* *]
26		10.5.2.3	Validation reports	[* *]
27		11.1	CMC section	[* *]
28		11.3	Mock PAI [* *]	[* *]
29		11.4	PAI [* *]	[* *]
30			Raw materials (total estimate)	TBA
31			Stability program (to be defined)	Split tba

			Total Budget	[* *]

			GMP Manufacture [* *]
6			GMP pre-payment	[* *]
8		9.2	GMP Fermentation Production	[* *]
10		9.3	API batches - Pivotal clinical trial supply - Release	[* *]
11			API batches - Receipt of shipment instruction for final delivery	[* *]

			GMP Manufacture [* *]
16			GMP pre-payment	[* *]
17		10.5.2.1 by batch	Fermentation/API validation batches	[* *]
23		10.5.2.5	Fermentation/API validation - Release	[* *]
24			API validation - Receipt of shipment instruction for final delivery	[* *]

			Total consideration for sale of API

			Total consideration for technical consultancy research and development activities	[* *]

			Total Budget Estimate	[* *]

Budgeted Cost of Work Scheduled
BASELINE-REV 1.0 Oct 31, 2003				1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18

		Invoice Trigger
ID		Scope Reference	Task Name	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]
1		6	Technology transfer	[* *]
2		7	Feasibility study			[* *]	[* *]	[* *]
3		8 except below	[* *] development						[* *]	[* *]	[* *]
4		8.3.2.4	[* *] batches HspE7 at [* *] scale									[* *]
5		8.5.2.5	Characteristion report comparing HspE7 with [* *]									[* *]	[* *]
			API production Pivotal Clinical trial supply
6	[* *]		GMP pre-payment							[* *]	[* *]	[* *]
7		9.1	GMP Pre- production deliverables										[* *]	[* *]
8	[* *]	9.2	GMP Fermentation Production										[* *]		[* *]
9		9.2.2.8	Non-GMP purification from [* *]											[* *]
10	[* *]	9.3	API batches - Pivotal clinical trial supply - Release
11			API batches - Receipt of shipment instruction for final delivery
12		9.4	Drug substance characterisation report
			Validation Stage
13		10.1	Validation Master Plan
14		10.1.2.1	Laboratory Performance Characterisation Study
15		10.2	Analytical Method Validation
16	[* *]		GMP pre-payment
17	[* *]	10.5.2.1 by batch	Fermentation/API validation batches
18			1
19			2
20			3
21			4
22			5
23	[* *]	10.5.2.5	Fermentation/API validation - Release
24			API validation - Receipt of shipment instruction for final delivery
25		10.5.2.2 by batcf	Execution of Validation Plan
26		10.5.2.3	Validation reports
27		11.1	CMC section
28		11.3	Mock PAI [* *]
29		11.4	PAI [* *]
30			Raw materials (total estimate)
31			Stability program (to be defined)
			Total Budget	[* *]		[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]
			Cumulative Budget	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]

			CANCELLATION
			Prepaid							[* *]	[* *]	[* *]
			Additional				[* *]	[* *]	[* *]	1[* *]	1[* *]	[* *]
			Cancellation				[* *]	[* *]	[* *]	[* *]	[* *]	[* *]
							[* *]	[* *]	[* *]	[* *]	[* *]	[* *]

		Invoice Trigger
ID		Scope Reference	Task Name	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	Total
1		6	Technology transfer																		[* *]
2		7	Feasibility study																		[* *]
3		8 except below	Process development																		[* *]
4		8.3.2.4	[* *] batches HspE7 at [* *] scale																		[* *]
5		8.5.2.5	Characteristion report comparing HspE7 with [* *]																		[* *]
			API production Pivotal Clinical trial supply
6	[* *]		GMP pre-payment																		[* *]
7		9.1	GMP Pre- production deliverables																		[* *]
8	[* *]	9.2	GMP Fermentation Production	[* *]																	[* *]
9		9.2.2.8	Non-GMP purification from [* *]																		[* *]
10	[* *]	9.3	API batches - Pivotal clinical trial supply - Release		[* *]																[* *]
11			API batches - Receipt of shipment instruction for final delivery		[* *]																[* *]
12		9.4	Drug substance characterisation report		[* *]																[* *]
			Validation Stage
13		10.1	Validation Master Plan		[* *]	[* *]															[* *]
14		10.1.2.1	Laboratory Performance Characterisation Study		[* *]	[* *]	[* *]	[* *]	[* *]	[* *]											[* *]
15		10.2	Analytical Method Validation	[* *]	[* *]	[* *]	[* *]														[* *]
16	[* *]		GMP pre-payment							[* *]	[* *]	[* *]									[* *]
17	[* *]	10.5.2.1 by batch	Fermentation/API validation batches
18			1										[* *]								[* *]
19			2										[* *]								[* *]
20			3											[* *]							[* *]
21			4											[* *]							[* *]
22			5											[* *]							[* *]
23	[* *]	10.5.2.5	Fermentation/API validation - Release												[* *]						[* *]
24			PI validation - Receipt of shipment instruction for final delivery												[* *]						[* *]
25		10.5.2.2 by batcf	Execution of Validation Plan										[* *]	[* *]							[* *]
26		10.5.2.3	Validation reports													[* *]					[* *]
27		11.1	CMC section														[* *]				[* *]
28		11.3	Mock PAI [* *]															[* *]			[* *]
29		11.4	PAI ([* *]																[* *]		[* *]
30			Raw materials (total estimate)
31			Stability program (to be defined)

			Total Budget	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]		[* *]
			Cumulative Budget	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]	[* *]

			CANCELLATION

			Prepaid							[* *]	[* *]	[* *]
			Additional				[* *]	[* *]	[* *]	[* *]	1[* *]	[* *]
			Cancellation				[* *]	[* *]	[* *]	[* *]	[* *]	[* *]
							[* *]	[* *]	[* *]	[* *]	[* *]	[* *]

Schedule 10

[* *] Terms

1.                                       [* *] Services.  Avecia shall provide [* *] of (a) the master cell bank and the working cell bank provided by Stressgen to Avecia pursuant to the Material Transfer Agreement dated January 9, 2004, (b) any additional working cell banks produced by Avecia during the term of the Agreement and, if agreed, (c) the API (collectively, the “Materials”).  Avecia shall not [* *] the Materials from the address set forth above without the express written consent of Stressgen.  While Avecia is [* *] the Materials hereunder, Stressgen may visit, view or audit Avecia’s records or [* *] systems at any time during normal business hours.

2.                                       Scope of Custody.  Notwithstanding the [* *] of the Materials by Avecia, Avecia acknowledges and agrees that it does not have, and shall not acquire or claim, any title or ownership interest in the Materials by virtue of this Agreement.   This Agreement shall not be construed to grant any license or other rights to the Recipient in any patent rights or other intellectual property rights of Stressgen.

3.                                       Term of Services.  Avecia shall provide the [* *] services hereunder from the time contemplated in the BSA until the later of (a) [* *] or (b) one year after the acceptance by [* *] of Stressgen’s application to market HspE7, unless Stressgen terminates this Agreement in agreement prior to such date by providing written instructions as to the [* *] of the Materials.  In the event Avecia wishes to terminate this Agreement, Avecia must provide Stressgen with [* *] written notice to provide Stressgen with a reasonable opportunity to [* *] for the Materials.  Notwithstanding the foregoing, Avecia may terminate this Agreement on 30 days written notice to Stressgen in the event of non-payment of invoices pursuant to Clause 4.  The fee for [* *] services not rendered for a full calendar year will be prorated monthly.  Stressgen will be billed for the cost of return or destruction of the Materials.

4.                                       Risk, Insurance and Title.

(a)                                  In the event of failure by Avecia to [* *] the Materials under agreed conditions, Avecia shall [* *].

(b)                                 The obligation to insure the Materials against any risks other than those attributable to the fault of Avecia, shall rest with Stressgen.

(c)                                  Title in Materials not owned by Stressgen under the terms of the Material Transfer Agreement will pass to Stressgen on Avecia’s Release of the API.

5.                                       Payment.  Avecia shall submit annual invoices to Stressgen for technical consultancy services to cover management, administration and quality control activities.  The cost of such technical consultancy services for the year 2004 shall equal the cost of items set out in the table below:

[*] = Confidential Treatment Request(ed).

CELL [* *]	PRICE
[* *] Biological Materials in [* *]:	Market rate to be agreed
[* *] for a single year or any portion thereof. Each additional [* *] group or any portion thereof.	Market rate to be agreed

[* *] fees per request: (Limited to [* *] or less)	Market rate to be agreed

Includes [* *]; Letter of [* *] required at time of request

Inventory fees per request:

Inventory reconciliation can be performed upon request. Hourly fee applied

[* *] fees per [* *] (Includes [* *]):
Europe	Market rate to be agreed
US Locations	Market rate to be agreed

No later than 1st November in each year, the parties shall meet to agree pricing for technical consultancy services for the following year, taking into consideration any documented increases in the Avecia’s costs for providing such services.  If the parties are unable to reach agreement on pricing by 30th November in any year, the price shall be increased by reference to:

National Statistics - Monthly Digest of Statistics (ISSN 0308-6666)

Section 18.11 Prices and Wages Average Earnings Index - all employee jobs (not seasonally adjusted) - excluding bonuses Industry Sector - Chemicals and man-made fibres.

Stressgen shall pay invoices in accordance with the provisions of the Agreement.

[*] = Confidential Treatment Request(ed).